Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period June 1, 2014 through June 30, 2014

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	August 15, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $32.6 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $11.2 million as of December 31, 2013. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.9 million as of March 31, 2011.

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim 1654, in the amount of $264,277,962.29 filed by the IRS on December 19, 2013 (the “Amended Proof of Claim”), which amended claim number 82, in the amount of $463,013,177.63. More information regarding the Amended Proof of Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The Company cannot provide assurance relating to the value of the claims that will ultimately be allowed by the Bankruptcy Court. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of June 30, 2014 reflect impairment charges taken on goodwill and intangible assets and fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Costs Associated with Exit or Disposal Activities – On January 13, 2014, the Company announced that certain subsidiaries of OSG that own or charter-in 33 vessels (which was subsequently increased to 48 vessels) in OSG’s International Flag fleet (“Core International Flag Fleet”) intend to outsource certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet to V. Ships UK Limited. OSG expects to incur approximately $34,000 in total expenses related to the transition to the outsourcing arrangement. Of this estimated $34,000 amount, approximately $21,000 is expected to be related to employee transition and termination benefits and similar transition and termination costs, and is being accrued over the remaining service periods commencing in February 2014. Approximately $13,000 is expected to be related to set-up, wind-down and transitions costs. The estimates contained herein are subject to uncertainty. The financial statements contained in this Monthly Operating Report therefore do not reflect all of these costs.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Plan of Reorganization – As previously reported, on February 12, 2014, the Debtors and certain of the lenders (the “Consenting Lenders”) under the Company’s $1.5 billion credit agreement, dated as of February 9, 2006, entered into a plan support agreement (as amended, the “Plan Support Agreement”), and on February 28, 2014, the Debtors and the Consenting Lenders entered into an Equity Commitment Agreement (the “Lender ECA”). On March 7, 2014, the Debtors filed a plan of reorganization supported by the Consenting Lenders with the Bankruptcy Court (the “Lender Plan”). The Debtors retained the ability to terminate the Plan Support Agreement upon a determination by the Debtors that an alternative plan of reorganization was more favorable to the Debtors’ creditors and interest holders than the Lender Plan, upon which the Lender ECA terminates automatically pursuant to the April 4, 2014 order of the Bankruptcy Court authorizing the Debtors to enter into the Lender ECA.

On April 18, 2014, the Debtors received a proposal for an alternative plan of reorganization from certain holders of existing equity interests of the Company (each such holder of equity, a “Commitment Party”). Following discussion and analysis, the Debtors determined that the proposal received on April 18, 2014 (as described below, the “Equity Proposal”) to be more favorable to the Debtors’ creditors and interest holders than the Lender Plan. Accordingly, the Debtors terminated the Plan Support Agreement between the Debtors and the Consenting Lenders on May 2, 2014 and filed with the Bankruptcy Court a plan of reorganization that effectuates the terms of the Equity Proposal (the “Equity Plan”), together with a disclosure statement describing such Equity Proposal (the “Disclosure Statement”). In conjunction with the filing of the motion for approval of the Equity Plan and of the Exit Financing (as defined below), the Debtors exercised their right to terminate the Goldman Sachs Bank USA (“Goldman Sachs”) exit financing commitment to provide exit financing to support the Lender plan, because of the Debtors’ decision to support the Equity Plan.

On May 21, 2014, the Debtors filed with the Bankruptcy Court an amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement”, respectively). The Amended Equity Plan reflects the resolution of disputes with three separate creditor constituents.

On May 20, 2014, the Debtors and court-appointed lead plaintiffs in the consolidated securities class action styled In re OSG Securities Litigation (“Lead Plaintiffs”), pending in the United States District Court for the Southern District of New York (the “District Court”), entered into a stipulation (the “Securities Class Stipulation”) providing for settlement and resolution of Lead Plaintiffs’ claims against the Debtors pursuant to the Amended Equity Plan. Pursuant to the Securities Class Stipulation, the Debtors have agreed to provide in the Amended Equity Plan for allowance of the Lead Plaintiffs’ claims,

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

on behalf of a class of persons who, between October 29, 2007 and October 19, 2012, purchased (i) 8.125% Senior Notes due 2018 issued or traceable to the $300 million public offering on or about March 24, 2010 or (ii) OSG common stock (together, the “Putative Class”). Such claims will be allowed, in full, final and complete settlement of any claims Lead Plaintiffs or members of the Putative Class have or could have asserted against the Debtors through the following distributions: (i) $7 million in cash, payable by the Debtors on the initial distribution date for the Amended Equity Plan; (ii) 15% of the Net Proceeds of the Debtors’ professional liability action against Proskauer Rose LLP and certain individual defendants (as defined in the Securities Class Stipulation, the “Professional Liability Action”); (iii) $5 million in cash, payable by Reorganized OSG (as defined in the Amended Equity Plan) upon resolution of the Professional Liability Action; (iv) $3 million in cash, payable by Reorganized OSG on the first anniversary of the effective date of the Amended Equity Plan; (v) proceeds of any of the Debtors’ residual interests in certain director and officer insurance policies; and (vi) any remaining cash in a $2 million reserve, after accounting for satisfaction or resolution of other subordinated claims (collectively, the “Settlement Consideration”). The Debtors will seek approval of the settlement, and certification of the Putative Class for settlement purposes, in connection with confirmation of the Amended Equity Plan. The Securities Class Stipulation will resolve only the Lead Plaintiffs’ and Putative Class members’ claims against the Debtors. The Lead Plaintiffs’ claims pending in the District Court against certain of the Debtors’ current and former officers, auditors and underwriters are unaffected. The Securities Class Stipulation provides for Lead Plaintiffs’ agreement to support and vote in favor of the Amended Equity Plan. Allocation and distribution to members of the Putative Class, as well as approval of legal fees and reimbursement of expenses to counsel for Lead Plaintiffs, will be resolved by the District Court, subject to approval by the Bankruptcy Court.

On April 23, 2014, the Debtors received notices from the lenders under their pre-petition secured loan facilities, the Export-Import Bank of China (“CEXIM”) and Danish Ship Finance (“DSF”), that CEXIM and DSF intended to object to the then current plan of reorganization on the basis, among other things, that it did not provide for payment of 2% contractual default interest as provided under their respective loan agreements. On May 21, 2014, the Debtors entered into stipulations (the “CEXIM and DSF Stipulations”) with CEXIM and DSF providing for settlement and resolution of all potential objections of CEXIM and DSF to the Amended Equity Plan. Pursuant to the CEXIM and DSF Stipulations, the Debtors have agreed to provide in the Amended Equity Plan for allowance of default interest on the principal amount outstanding under the CEXIM and DSF facilities at the rate of 1% per annum from the Petition Date. The Debtors will seek approval of the settlement in connection with the confirmation of the Amended Equity Plan. The CEXIM and DSF Stipulations provide for CEXIM and DSF’s agreement to support and vote in factor of the Amended Equity Plan.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On May 26, 2014 the Debtors filed with the Bankruptcy Court a further amendment to the Equity Plan and Disclosure Statement (the “Amended Equity Plan” and “Amended Disclosure Statement,” respectively).

On May 27, 2014, following the resolution by the Bankruptcy Court of certain objections raised by the official committee of equity security holders appointed by the United States Trustee, the Amended Disclosure Statement was approved in an order by the Bankruptcy Court (the “Disclosure Statement Order”). Pursuant to such approval, the Debtors will solicit acceptances of the Amended Equity Plan, and seek its confirmation by the Bankruptcy Court in accordance with the Disclosure Statement Order. Among other things, the Disclosure Statement Order:

•      sets a record date of June 6, 2014 (the “Voting Record Date”) for voting on the Amended Equity Plan and for the distribution of subscription rights in the Rights Offering (as defined below under Equity Commitment Agreement);

•      sets a deadline of 5:00 p.m. (Prevailing Eastern Time) on July 7, 2014 for the receipt by Kurtzman Carson Consultants LLC of ballots accepting or rejecting the Amended Equity Plan;

•      sets a deadline of 5:00 p.m. (Prevailing Eastern Time) on July 7, 2014 for the exercise of subscription rights in the Rights Offering;

•      sets a deadline of 4:00 p.m. (Prevailing Eastern Time) on July 11, 2014 for filing of any objections to the confirmation of the Amended Equity Plan; and

• schedules the hearing for the confirmation of the Amended Equity Plan for 9:30 a.m. (Prevailing Eastern Time) on July 18, 2014.

The Amended Equity Plan and Amended Disclosure Statement are available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

 Registration Rights Agreement - On May 2, 2014, the Debtors entered into a registration rights agreement with each Commitment Party (the “Registration Rights Agreement”) setting forth, among other things, registration rights of each Commitment Party and, potentially, certain other holders of Class A shares and Class A warrants. Pursuant to the Registration Rights Agreement, subject to approval by the Bankruptcy Court, OSG will be required to register, on a registration statement to be filed with the Securities and Exchange Commission, the resale of certain Class A shares and Class A warrants for the benefit of the Commitment Parties and potentially certain other shareholders.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On May 26, 2014, the Debtors and each of the Commitment Parties entered into an amendment to the Registration Rights Agreement (the “Registration Rights Agreement Amendment”). The Registration Rights Agreement Amendment joined certain additional parties to the Registration Rights Agreement as Commitment Parties which have certain registration rights. The Registration Rights Agreement, as amended, was approved by the Bankruptcy Court on May 27, 2014 and is available electronically, on the internet website of the claims agent Kurtzman Carson Consultants, LLC at http://www.kccllc.net/osg.

Pursuant to the Disclosure Statement Order, the Debtors suspended trading of the Company’s common stock and beneficial interests therein in the over-the-counter market on June 3, 2014 at 5:00 p.m. (Prevailing Eastern Time) in order to ensure that all trades in those securities will be able to settle (on a T+3 basis) no later than the June 6, 2014 Voting Record Date. In addition, the subscription rights issued pursuant to the Rights Offering will not be transferrable, and any purported transfer will cause such subscription rights to become void.

Subsequent Events

The Bankruptcy Court confirmed the Amended Equity Plan by order entered on July 18, 2014 (the “Confirmation Order”). On August 5, 2014 (the “Effective Date”), the Equity Plan became effective and OSG emerged from bankruptcy.

Issuance of Shares and Warrants and Entry into Warrant Agreements

On the Effective Date, all previously issued and outstanding shares of the Company’s common stock were cancelled and retired, and ceased to exist, and the Company issued two series of common stock (the “Class A common stock” and the “Class B common stock”) and penny warrants to purchase Class A common stock and Class B common stock (respectively, “Class A warrants” and “Class B warrants” and together with the Class A common stock and Class B common stock, the “Securities”) for an aggregate offering amount of $1.510 billion. The Company issued 306,857,778 shares of Class A common stock and 213,715,419 Class A warrants pursuant to Rule 506(b) under the Securities Act of 1933, as amended. In addition, the Company issued 5,457,591 shares of Class B common stock and 2,469,013 Class B warrants pursuant to Section 1145 of the Bankruptcy Code. Pursuant to the Confirmation Order, the Class A common stock and Class B common stock are deemed to be part of the same class of securities under Section 12 of the Securities Exchange Act of 1934. The proceeds from the issuance of the Securities were used to satisfy certain of the Amended Equity Plan’s cash payment obligations and to provide working capital to fund the Company’s operations after emergence from bankruptcy. Each share of Class B common stock can be converted at any time into one share of Class A common stock, and each Class B warrant can be converted at any time into one Class A warrant. Following the distribution of the Net

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Litigation Recovery (as defined in OSG’s Amended and Restated Certificate of Incorporation), all Class B common stock and Class B warrants will be automatically converted into Class A common stock and Class A warrants, respectively.

Each Class A warrant and Class B warrant (together, the “Warrants”) represents the right to purchase one share of Class A common stock and share of Class B common stock, respectively, subject in each case to the adjustments as provided pursuant to the terms thereof. The Warrants may be exercised at a price per share of Class A common stock or Class B common stock, as applicable, of $0.01, which shall be paid pursuant to a cashless exercise procedure. Warrants may be exercised at any time or from time to time on or before 5:00 p.m. New York City time, on August 5, 2039, and will expire thereafter. Except as otherwise provided in the Warrants, the holders of the Warrants will not have the rights or privileges of holders of the Company’s common stock, including any voting rights, until they exercise their Warrants. Warrants may only be exercised by holders who establish to OSG's reasonable satisfaction that they or the person designated to receive the shares is a U.S. person or to the extent shares deliverable upon exercise would not constitute Non-Complying Shares (as defined in OSG's Amended and Restated Certificate of Incorporation).

 In connection with the issuance of the Warrants, on the Effective Date, the Company entered into two separate warrant agreements (one for the Class A warrants and one for the Class B warrants) (together, the “Warrant Agreements”), between the Company and Computershare Inc. and Computershare Trust Company, N.A., as warrant agent (the “Warrant Agent”). Under the Warrant Agreements, the Warrant Agent is appointed to act on the Company’s behalf in connection with the transfer, exchange, redemption, exercise and cancellation of the Warrants and is required to maintain a registry recording the names and addresses of all registered holders of the Warrants. The Warrant Agent will receive a fee in exchange for performing these duties under the Warrant Agreements and will be indemnified by the Company for liabilities not involving gross negligence or willful misconduct and arising out of it service as Warrant Agent.

In order to preserve the status of OSG as a Jones Act company, the percentage of each class of its common stock that may be owned by non-U.S. citizens is limited. In addition, the Company has established policies and procedures to ensure compliance with the Jones Act. On the Effective Date, the maximum percentage of shares of Class A common stock held by non-U.S. citizens allowable under such policies and procedures was reached and, as such, the Company is currently unable to issue any further shares of Class A common stock to non-U.S. citizens, approve transfers of Class A common stock to non-U.S. citizens or approve exercises by non-U.S. citizens of Class A warrants. With respect to shares of Class B common stock, the limit on non-U.S. ownership established by the Company’s policies and procedures has not been reached. At and during such time that such limit is reached with respect to shares of Class B common stock, the Company will be unable to issue any further shares of Class B common stock to non-U.S. citizens or approve transfers of Class B common stock to non-U.S. citizens.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Exit Financing and Entry into Credit Facilities

On the Effective Date, the Debtors entered into secured debt facilities with Jefferies Finance LLC, Barclays Bank PLC and UBS Securities LLC, as joint lead arrangers and joint book running managers, Wells Fargo Bank, National Association (solely in the case of (ii) below) as administrative agent, and the other lenders party thereto, to support the Amended Equity Plan, consisting of (i) an asset-based revolving loan facility of approximately $75 million (the “ABL Facility”) secured by a first lien on substantially all of the Debtors’ U.S. Flag assets and a second lien on certain other specified U.S. Flag assets, (ii) a term loan of approximately $603 million (the “Domestic Term Loan”) secured by a first lien on certain specified U.S. Flag assets and a second lien on substantially all of the other U.S. Flag assets of the Debtors and (iii) a term loan facility of approximately $628.4 million (the “International Term Loan”) and a revolving loan facility of approximately $50 million (the “International Revolver Facility” and, together with the ABL Facility, the Domestic Term Loan and the International Term Loan, the “Exit Financing Facilities”), both secured by a first lien on substantially all of the Debtors’ International Flag assets that, collectively, and together with the proceeds from the issuance of the Securities, provide the Debtors with the funding necessary to satisfy the Amended Equity Plan’s cash payment obligations, the expenses associated with closing the Exit Financing Facilities and working capital to fund their operations after emergence from bankruptcy. On August 5, 2014, the available amounts under each of the Domestic Term Loan and International Term Loan were drawn in full and proceeds therefrom were used to satisfy certain of the Equity Plan’s cash payment obligations and the expenses associated with closing the Exit Financing Facilities. As of August 5, 2014, no amounts were drawn under the ABL Facility or the International Revolver Facility.

Interest on the Exit Financing Facilities is calculated, at the Company’s option, based upon (i) an alternate base rate (“ABR”) plus the applicable margin or (ii) Adjusted LIBOR plus the applicable margin. ABR is defined as the highest of (i) the Base Rate ( i.e. , the prime rate published in The Wall Street Journal ), (ii) the Federal Funds Effective Rate plus 0.50%, (iii) the one-month Adjusted LIBOR Rate plus 1.00% and (iv) in the case of the Domestic Term Loan, the International Term Loan and the International Revolver Facility, 2.00% per annum. The U.S. Flag ABL applicable margin varies based upon undrawn availability under the commitment and is subject to certain pricing adjustments.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The applicable margins and floor interest rates for each Exit Financing Facility is as follows:

Flag	U.S. Flag				International Flag
Facility	ABL Facility		Domestic Term Loan		International Term Loan		International Revolver Facility
Rate	ABR	LIBOR	ABR	LIBOR	ABR	LIBOR	ABR	LIBOR
Floor	None	None	2.00%	1.00%	2.00%	1.00%	2.00%	1.00%
Applicable Margin	1.25% - 1.75%	2.25%-2.75%	3.25%	4.25%	3.75%	4.75%	3.50%	4.50%

The Domestic Term Loan and the International Term Loan amortize in equal quarterly installments in aggregate annual amounts equal to 1% of the original principal amount of the loans. Beginning with the annual period commencing January 1, 2015, the Domestic Term Loan and the International Term Loan are subject to additional mandatory annual prepayments in an aggregate principal amount of up to 50% of Excess Cash Flow if the Total Leverage Ratio (as such terms are defined in the respective loan agreements) is greater than or equal to 2.80:1.00 in the case of the Domestic Term Loan and 4.75:1.00 in the case of the International Term Loan.

The Domestic Term Loan and the International Term Loan mature on August 5, 2019 and the ABL Facility and the International Revolver Facility mature on February 5, 2019. The maturity dates for the Exit Financing Facilities are subject to acceleration in certain events (as defined in the respective loan agreements).

The International Revolver Facility has a covenant to maintain the aggregate Fair Market Value of the Collateral Vessels at greater than or equal to $500 million at the end of each fiscal quarter; none of the other Exit Financing Facilities have financial covenants. Each Exit Financing Facility contains certain restrictions relating to new borrowings, the movement of funds between the borrowers and the Registrant, as set forth in the respective loan agreements. Furthermore, drawdowns under the ABL borrowings are limited based upon the available borrowing base, as defined in the ABL loan agreement.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Election 1 and Election 2 Notes and Entry into Second and Third Supplemental Indentures

Pursuant to the Equity Plan, on the Effective Date, the Company issued two series of 7.50% Notes due 2021, one series in an aggregate principal amount of $6,508,000 (the “Election 1 Notes”) and the other series in an aggregate principal amount of $138,708,000 (the “Election 2 Notes” and, together with the Election 1 Notes, the “Election Notes”) to holders of the Company’s 7.50% Senior Notes due 2024 (the “2024 Notes”) that elected to receive Election 1 Notes or Election 2 Notes, as the case may be. The Election Notes will mature on February 15, 2021. The Election 1 Notes were issued pursuant to a Second Supplemental Indenture, dated August 5, 2014 (the “Second Supplemental Indenture”), between the Company and Wilmington Trust Company, as trustee (the “Trustee”), to the Indenture dated as of March 7, 2003, between the Company and the Trustee (the “Base Indenture”). The Election 2 Notes were issued pursuant to a Third Supplemental Indenture, dated August 5, 2014 (the “Third Supplemental Indenture”), between the Company and the Trustee, to the Base Indenture. Each electing holder received Election 1 Notes or Election 2 Notes, as applicable, in a principal amount equal to that of the 2024 Notes previously owned by such holder together with, in the case of the Election 1 Notes, a cash payment equal to 1% and, in the case of the Election 2 Notes, a cash payment equal to 3%, of the principal amount of 2024 Notes previously held by such holder. In addition, each electing holder received a cash payment equal to the amount of unpaid and overdue interest that would have been owed under the 2024 Notes held by such holder if the 2024 Notes were reinstated. Holders of 2024 Notes that did not elect to receive Election Notes had their 2024 Notes reinstated, in an aggregate principal amount of $784,000, and received a cash payment equal to the amount of unpaid and overdue interest.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The Election 1 Notes have substantially the same terms as the 2024 Notes, other than the maturity date. The Election 2 Notes have substantially the same terms as the 2024 Notes, other than the (i) the maturity date and (ii) definitions and provisions related to a holder’s right to require the Company to repurchase such holder’s Election 2 Notes upon the occurrence of certain changes in the ownership or control of OSG. Under the Third Supplemental indenture, such right is triggered only upon the occurrence of both, a Change of Control and a Rating Decline (each as defined in the Third Supplemental Indenture). Both the Election 1 Notes and the Election 2 Notes (i) will accrue interest at the rate of 7.50% per annum from August 5, 2014, payable on February 15 and August 15 of each year, beginning on February 15, 2015, to holders of record on the immediately preceding February 1 and August 1; (ii) are the Company’s general, unsecured obligations and rank equally and ratably in right of payment with its existing and future unsecured senior indebtedness; (iii) may not be redeemed prior to their respective maturity dates; (iv) are subject to repurchase upon certain changes of ownership or control (the provisions of which, as noted above, are different between the two series of notes); (v) are subject to certain covenants and limitations, including that the Company may not, directly or indirectly, Incur, assume or suffer to exist any Mortgage on or with respect to any property or assets, now owned or hereafter acquired, to secure any present or future Designated Debt without making effective provision for securing the notes: (1) in the event such Designated Debt is pari passu with the notes, equally and ratably with such Designated Debt as to such property or assets for so long as such Designated Debt will be so secured, or (2) in the event such Designated Debt is subordinate in right of payment to the Election Notes, prior to such Designated Debt as to such property or assets for so long as such Designated Debt will be so secured; and (vi) restrict the Company’s ability to merge or consolidate with another person. Capitalized terms used in clause (v) above have the meanings set forth in the Base Indenture, the Second Supplemental Indenture or the Third Supplemental Indenture, as the case may be.

More information regarding these subsequent events is available in the Company’s Current Report on Form 8-K dated August 5, 2014.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period June 1, 2014 through June 30, 2014

(in thousands of dollars)

Beginning Cash Balance	647,700

Cash Receipts:
Vessel Related Receipts	87,250
Other Receipts[1]	4,110
Total Receipts	91,360

Cash Disbursements:
Vessel Related Disbursements[2]	70,169
General and Administrative:
Compensation & Benefits	5,706
Other General & Administrative	2,496
Taxes	176
Restructuring Costs and Adequate Protection Payments	15,049
U.S. Trustee Fees	0
Other Disbursements	559
Total Disbursements	94,155

Ending Cash Balance[3]	644,905

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $39 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$3,254,642
2	OSG International, Inc.	12-20001	5,498,553
3	OSG Bulk Ships, Inc.	12-20002	4,630,642
4	1372 Tanker Corporation	12-20003	325,147
5	Africa Tanker Corporation	12-20004	74,101
6	Alcesmar Limited	12-20005	220,307
7	Alcmar Limited	12-20006	389,967
8	Alpha Suezmax Corporation	12-20007	7,421
9	Alpha Tanker Corporation	12-20008	98
10	Amalia Product Corporation	12-20009	186,929
11	Ambermar Product Carrier Corporation	12-20010	1,147,722
12	Ambermar Tanker Corporation	12-20011	375
13	Andromar Limited	12-20012	647,064
14	Antigmar Limited	12-20013	708,145
15	Aqua Tanker Corporation	12-20014	1,615
16	Aquarius Tanker Corporation	12-20015	6,382
17	Ariadmar Limited	12-20016	318,489
18	Aspro Tanker Corporation	12-20017	443
19	Atalmar Limited	12-20018	1,390,019
20	Athens Product Tanker Corporation	12-20019	816,164
21	Atlas Chartering Corporation	12-20020	7,364
22	Aurora Shipping Corporation	12-20021	194,408
23	Avila Tanker Corporation	12-20022	360
24	Batangas Tanker Corporation	12-20023	1,632,459
25	Beta Aframax Corporation	12-20024	7,758

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	10,394
27	Cabo Hellas Limited	12-20026	183,041
28	Cabo Sounion Limited	12-20027	384,962
29	Caribbean Tanker Corporation	12-20028	221,954
30	Carina Tanker Corporation	12-20029	6,676
31	Carl Product Corporation	12-20030	288,114
32	Concept Tanker Corporation	12-20031	351,387
33	Crown Tanker Corporation	12-20032	91
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	1,325,871
36	DHT Ania Aframax Corp.	12-20035	413
37	DHT Ann VLCC Corp.	12-20036	8,727
38	DHT Cathy Aframax Corp.	12-20037	4,574
39	DHT Chris VLCC Corp.	12-20038	7,370
40	DHT Rebecca Aframax Corp.	12-20039	507
41	DHT Regal Unity VLCC Corp.	12-20040	4,138
42	DHT Sophie Aframax Corp.	12-20041	3,082
43	Dignity Chartering Corporation	12-20042	9,559
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	2,084,634
46	Epsilon Aframax Corporation	12-20045	690,075
47	First Chemical Carrier Corporation	12-20046	2,010
48	First LPG Tanker Corporation	12-20047	1,824
49	First Union Tanker Corporation	12-20048	674,480
50	Fourth Aframax Tanker Corporation	12-20049	110,118

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	178,162
52	Goldmar Limited	12-20051	354,793
53	GPC Aframax Corporation	12-20052	7,917
54	Grace Chartering Corporation	12-20053	2,568
55	International Seaways, Inc.	12-20054	3,989,394
56	Jademar Limited	12-20055	409,212
57	Joyce Car Carrier Corporation	12-20056	4,499
58	Juneau Tanker Corporation	12-20057	2,475
59	Kimolos Tanker Corporation	12-20058	605,336
60	Kythnos Chartering Corporation	12-20059	962,744
61	Leo Tanker Corporation	12-20060	6,518
62	Leyte Product Tanker Corporation	12-20061	439,228
63	Limar Charter Corporation	12-20062	5,527
64	Luxmar Product Tanker Corporation	12-20063	1,003,526
65	Luxmar Tanker LLC	12-20064	12,156
66	Majestic Tankers Corporation	12-20065	456,310
67	Maple Tanker Corporation	12-20066	353,324
68	Maremar Product Tanker Corporation	12-20067	16
69	Maremar Tanker LLC	12-20068	18,049
70	Marilyn Vessel Corporation	12-20069	129
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	7,284
73	Milos Product Tanker Corporation	12-20072	584,277
74	Mindanao Tanker Corporation	12-20073	153,777
75	Mykonos Tanker LLC	12-20074	1,094,824

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	5,903
77	Oak Tanker Corporation	12-20076	494,031
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	39,443
80	OSG 192 LLC	12-20079	72,712
81	OSG 209 LLC	12-20080	324,280
82	OSG 214 LLC	12-20081	140,509
83	OSG 215 Corporation	12-20082	34
84	OSG 242 LLC	12-20083	93,432
85	OSG 243 LLC	12-20084	80,937
86	OSG 244 LLC	12-20085	43,018
87	OSG 252 LLC	12-20086	75,192
88	OSG 254 LLC	12-20087	43,573
89	OSG 300 LLC	12-20088	11
90	OSG 400 LLC	12-20089	4,005
91	OSG America L.P.	12-20090	11
92	OSG America LLC	12-20091	62
93	OSG America Operating Company LLC	12-20092	384,088
94	OSG Car Carriers, Inc.	12-20093	1,872
95	OSG Clean Products International, Inc.	12-20094	14
96	OSG Columbia LLC	12-20095	250,645
97	OSG Constitution LLC	12-20096	768
98	OSG Courageous LLC	12-20097	291,597
99	OSG Delaware Bay Lightering LLC	12-20098	2,044,202
100	OSG Discovery LLC	12-20099	369

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	67
102	OSG Endurance LLC	12-20101	272,774
103	OSG Enterprise LLC	12-20102	258,587
104	OSG Financial Corp.	12-20103	2,754
105	OSG Freedom LLC	12-20104	10,912
106	OSG Honour LLC	12-20105	490,483
107	OSG Independence LLC	12-20106	250,257
108	OSG Intrepid LLC	12-20107	246,268
109	OSG Liberty LLC	12-20108	2,756
110	OSG Lightering LLC	12-20109	3,334,650
111	OSG Lightering Acquisition Corporation	12-20110	543
112	OSG Lightering Solutions LLC	12-20111	720
113	OSG Mariner LLC	12-20112	67
114	OSG Maritrans Parent LLC	12-20113	30,508
115	OSG Navigator LLC	12-20114	284,831
116	OSG New York, Inc.	12-20115	9,425
117	OSG Product Tankers AVTC, LLC	12-20116	14
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	2
122	OSG Quest LLC	12-20121	42
123	OSG Seafarer LLC	12-20122	186
124	OSG Ship Management, Inc.	12-20123	3,700,572
125	OSG Valour LLC	12-20124	304

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,310,069
128	Overseas Boston LLC	12-20127	1,346,697
129	Overseas Diligence LLC	12-20128	108
130	Overseas Galena Bay LLC	12-20129	721
131	Overseas Houston LLC	12-20130	1,466,206
132	Overseas Integrity LLC	12-20131	291
133	Overseas Long Beach LLC	12-20132	1,369,872
134	Overseas Los Angeles LLC	12-20133	1,211,767
135	Overseas Martinez LLC	12-20134	1,386,120
136	Overseas New Orleans LLC	12-20135	598
137	Overseas New York LLC	12-20136	1,177,018
138	Overseas Nikiski LLC	12-20137	1,556,007
139	Overseas Perseverance Corporation	12-20138	103
140	Overseas Philadelphia LLC	12-20139	246
141	Overseas Puget Sound LLC	12-20140	2,323
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	157,867
144	Overseas ST Holding LLC	12-20143	1,218,693
145	Overseas Tampa LLC	12-20144	3,954,159
146	Overseas Texas City LLC	12-20145	1,162,230
147	Pearlmar Limited	12-20146	209,563
148	Petromar Limited	12-20147	717,878
149	Pisces Tanker Corporation	12-20148	7,109
150	Polaris Tanker Corporation	12-20149	7,213

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report
June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	16,792
152	Reymar Limited	12-20151	1,149,142
153	Rich Tanker Corporation	12-20152	796,355
154	Rimar Chartering Corporation	12-20153	27,333
155	Rosalyn Tanker Corporation	12-20154	134,152
156	Rosemar Limited	12-20155	362,365
157	Rubymar Limited	12-20156	12,293
158	Sakura Transport Corp.	12-20157	381,856
159	Samar Product Tanker Corporation	12-20158	476,123
160	Santorini Tanker LLC	12-20159	1,229,196
161	Serifos Tanker Corporation	12-20160	935,525
162	Seventh Aframax Tanker Corporation	12-20161	1,011,622
163	Shirley Tanker SRL	12-20162	874,701
164	Sifnos Tanker Corporation	12-20163	1,346,168
165	Silvermar Limited	12-20164	361,691
166	Sixth Aframax Tanker Corporation	12-20165	1,741,607
167	Skopelos Product Tanker Corporation	12-20166	1,744,852
168	Star Chartering Corporation	12-20167	453,736
169	Suezmax International Agencies, Inc.	12-20168	14,592
170	Talara Chartering Corporation	12-20169	9,611
171	Third United Shipping Corporation	12-20170	14,276
172	Tokyo Transport Corp.	12-20171	389,141
173	Transbulk Carriers, Inc.	12-20172	69
174	Troy Chartering Corporation	12-20173	15,595
175	Troy Product Corporation	12-20174	15,904

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period June 1, 2014 through June 30, 2014

176	Urban Tanker Corporation	12-20175	427,834
177	Vega Tanker Corporation	12-20176	980
178	View Tanker Corporation	12-20177	1,089,558
179	Vivian Tankships Corporation	12-20178	4,836
180	Vulpecula Chartering Corporation	12-20179	7,491
181	Wind Aframax Tanker Corporation	12-20180	7

		Total Disbursements	$85,088,314

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period June 1, 2014 through June 30, 2014

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$306,901	$58,712.38	$365,614	$7,942,899	$310,079	$8,252,978
Allen Miller LLP	14,891	393	15,284	22,989	393	23,382
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Brown Rudnick LLP	915,016	25,813	940,829	915,016	25,813	940,829
Burke & Parsons	61,621	1,994	63,615	691,694	17,854	709,548
Chilmark Partners, LLC	160,000	9,816	169,816	2,680,000	514,634	3,194,634
Cleary Gottlieb Steen & Hamilton LLP	1,421,040	30,397	1,451,437	24,530,523	728,276	25,258,799
Deloitte Financial Advisory LLP	-	-	-	100,565	4,663	105,228
Deloitte & Touche LLP	735,058	19,580	754,638	8,438,913	146,154	8,585,067
Deloitte Tax LLP	-	-	-	5,778,094	17,262	5,795,356
Eversheds LLP	33,396	12,874	46,270	469,140	20,980	490,120
Fox Rothschild LLP	35,997	3,593	39,590	35,997	3,593	39,590
FTI Consulting, Inc.	61,258	89	61,347	4,114,166	7,763	4,121,929
Gellert, Scali, Busenkell & Brown, LLC	-	-	-	27,083	668	27,751
Heidrick & Struggles	-	-	-	173,334	-	173,334
Houlihan Lokey Capital, Inc.	-	-	-	2,630,833	63,077	2,693,910
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	38,944	2,715	41,659	325,633	78,521	404,154
Morris, Nichols, Arsht & Tunnell LLP	135,155	5,395	140,550	1,268,739	37,923	1,306,662
Mullin Hoard & Brown LLP	220,900	6,097	226,997	1,772,001	101,827	1,873,828
Pepper Hamilton LLP	38,844	575	39,419	299,477	12,756	312,233
Peter J. Solomon Company	-	-	-	-	-	-
Pricewaterhouse Coopers LLP	-	-	-	9,516,742	97,379	9,614,121
Venable LLP	8,380	88	8,468	453,972	9,392	463,364
Total Professional Fees and Expenses	$4,187,400	$178,131	$4,365,531	$72,238,309	$2,216,453	$74,454,763

[1]	Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period June 1, 2014 through June 30, 2014

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Allen Miller LLP	Debtors' Special Litigation Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Brown Rudnick LLP	Co-Counsel to the Official Committee of Equity Security Holders
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Financial Advisory Services LLP	Debtors' Fresh Start Accounting Services Provider
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
Fox Rothschild LLP	Co-Counsel to the Official Committee of Equity Security Holders
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Heidrick & Struggles	Board Search Advisors
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
Peter J. Solomon Company	Financial Advisor to the Official Committee of Equity Security Holders
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

[1]	Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash

Disbursements Journal

For the Period June 1, 2014 through June 30, 2014

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
Overseas Shipholding Group, Inc.	JPMorgan Chase Bank	XXXXXX772	6/20/2014

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods June 1, 2014 through June 30, 2014, and

November 14, 2012 through June 30, 2014

(in thousands of dollars)

	June 1, 2014 through June 30, 2014	November 14, 2012 through June 30, 2014

Shipping Revenues:

Pool revenues	$9,424	$277,422
Time and bareboat charter revenues	30,370	606,500
Voyage charter revenues	38,256	803,447
	78,050	1,687,369
Operating Expenses:
Voyage expenses	22,428	435,877
Vessel expenses	23,389	437,856
Charter hire expenses	13,085	336,103
Depreciation and amortization	13,374	282,088
General and administrative	9,209	167,932
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	7	643,188
Total Operating Expenses	81,492	2,319,258
Income/(Loss) from Vessel Operations	(3,442)	(631,889)
Equity in Income/(Loss) of Affiliated Companies	3,466	66,018
Operating Income/(Loss)	24	(565,871)
Other Income/(expense)	26	1,363
Income/(loss) before Interest Expense and Income Taxes	50	(564,508)
Interest Expense	(174,501)	(174,849)
Income/(loss) before Reorganization Items and Income Taxes	(174,451)	(739,357)
Reorganization Items, net	65,554	483,657
Income/(loss) before Income Taxes	(240,005)	(1,223,014)
Income Tax Provision/(Benefit)	(52,689)	(66,622)
Net Loss	$(187,316)	$(1,156,392)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods June 1, 2014 through June 30, 2014, and

November 14, 2012 through June 30, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	Reorganization Items consists of the following:

	June 1, 2014	November 14, 2012
	through	through
	June 30, 2014	June 30, 2014
Professional fees, including Trustee Fees of $285 and $5,198	$14,427	$138,638
Expenses incurred on rejected executory contracts, including post-petition interest (a)	6,212	295,285
Write-off of deferred financing costs	-	4,603
Provision for post-petition interest on debt facilities (a)	11,526	11,526
Provision for post-petition interest on other claims	1,620	1,620
2004 Stock Incentive Plan Termination	1,796	1,796
Provision for class action lawsuit and other subordinated claims	17,000	17,000
Other claims adjustments	12,973	13,189
	$65,554	$483,657

(a) Contractual post-petition interest for debt facilities and certain rejected executory contracts of $167,451 and $7,025, respectively, is reported as interest expense in the condensed consolidated statements of operations for the month of June 2014.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and June 30, 2014

(in thousands of dollars)

	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$644,905
Voyage receivables	171,753	112,227
Other receivables, including income taxes recoverable	59,295	42,604
Inventory	14,150	27,018
Prepaid expenses and other current assets	46,636	29,796
Total Current Assets	769,807	856,550
Vessels and other property, less accumulated depreciation	3,135,823	2,302,017
Deferred drydock expenditures, net	73,898	56,515
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,358,532
Investments in Affiliated Companies	247,964	336,841
Intangible Assets, less accumulated amortization	72,655	57,825
Goodwill	9,589	-
Other Assets	16,464	45,686
Total Assets	$4,326,200	$3,655,434

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$409,218
Total Current Liabilities	93,170	409,218

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	396,011
Liabilities Subject to Compromise	2,623,588	3,106,056
Total Noncurrent Liabilities	3,387,781	3,502,067

Total Liabilities	3,480,951	3,911,285
(Deficit)/Equity:
Total Equity/(Deficit)	845,249	(255,851)
Total Liabilities and (Deficit)/Equity	$4,326,200	$3,655,434

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and June 30, 2014

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of June 30, 2014 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

3.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

4.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. The Adequate Protection Interest Payments were being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and June 30, 2014

(in thousands of dollars)

Pursuant to the Amended Equity Plan that was confirmed by the Bankruptcy Court on July 18, 2014, which provided that creditors’ allowed non-subordinated claims against the Debtors would be paid in full, in cash, including post-petition interest, or reinstated, commencing with the monthly operating report for June 2014, liabilities subject to compromise includes amounts for post-petition interest calculated at the applicable contractual rate (including default interest, as applicable), stipulated settlements and other changes in estimates relating to post-petition interest through June 30, 2014 and certain fees and expenses of the respective creditors.

5.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	June 30, 2014
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$26,536
Senior Notes	500,780	509,603
Unsecured revolver	1,488,579	1,489,000
Accrued interest and fees on unsecured revolver and senior notes	10,878	161,034
Secured debt and accrued interest	578,024	592,439
Derivative liabilities	3,566	3,566
Accrued post-petition interest on other claims	-	1,620
Pension and other postretirement benefit plan liabilities	41,363	26,391
Accrued liabilities including post-petition interest, relating to rejected executory contracts	-	295,867
	$2,623,588	$3,106,056

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of June 30, 2014

STATE OF NEW YORK

NEW YORK COUNTY

Adewale Oshodi hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights. 1

Dated: August 15, 2014	Respectfully submitted,
New York, New York

/s/ Adewale Oshodi
Adewale Oshodi
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable 1

June 30, 2014

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$12,555,695	$937,962	$81,240	$(58,174)	$(12,499)	$13,504,224
93.0%	7.0%	1.0%	-1.0%	0.0%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

June 30, 2014

	Days Aged [1]
	0-30	31-60	61-90	91-120	121-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$13,328,184	$4,313,833	$2,031,702	$1,167,333	$2,068,193	$3,529,739	$26,438,984
Trade - Accrued and Unbilled[3]							$24,940,997
Trade - Pools[4]							$61,804,760
Allowance for Doubtful Receivables							$(990,936)
Accounts Receivable	$13,328,184	$4,313,833	$2,031,702	$1,167,333	$2,068,193	$3,529,739	$112,193,805
Percentage of Trade-Invoiced [5]	50%	17%	8%	4%	8%	13%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period June 1, 2014 through June 30, 2014

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

June 1, 2014 through June 30, 2014

Appendix B

OverseasShipholding Group, Inc., etal.

Listingof Debtors' Bank Accounts andBook Balances as of June 30,2014 1

(inUSD)

					USD Balance per Books as of
Debtor	EIN	Bank	Currency	Account Number	June 30, 2014
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	287,183,991.34
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	20,666,747.80
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(801,079.48)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	10,575,473.71
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	15,332,418.98
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	112,414,462.17
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	23,170,935.99
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX0596	-
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	22,616,593.37
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(5,518.28)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	19,031.58
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	1,775,843.48
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	69,111.84
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,057,826.59
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	24,009,616.29
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	59,726,806.28
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	8,953,468.92
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	16,005,848.60
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	27.54
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	0.66

				TOTAL	$626,157,822.42

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary andUnaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

June 1, 2014 through June 30, 2014

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is below the outstanding principal of the secured debt, and accordingly, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 were reflected in December 2013.

Monthly Operating Report

June 1, 2014 through June 30, 2014

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$45	$18	$(10)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	18	(10)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(50)	(118)	(327)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	35	84
General and administrative	525	12,279	405	30,152
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	525	12,228	322	29,958
Income/(loss) from Vessel Operations	(525)	(12,184)	(304)	(29,969)
Equity in Income/(loss) of Affiliated Companies	-	416	574	10,628
Operating Income/(loss)	(525)	(11,768)	269	(19,341)
Other Income/(expense)	3	9,731	(2,117)	(34,808)
Income/(loss) before Interest Expense and Income Taxes	(522)	(2,037)	(1,847)	(54,149)
Interest Expense	(148,173)	(148,173)	-	0
Income/(loss) before Reorganization Items and Income Taxes	(148,695)	(150,210)	(1,847)	(54,149)
Reorganization Items, net	46,630	172,432	63	72
Income/(loss) before Income Taxes	(195,325)	(322,642)	(1,911)	(54,220)
Income Tax (Benefit)/Provision	(52,720)	(72,063)	6	166
Net Income/(Loss)	$(142,605)	$(250,578)	$(1,917)	$(54,386)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$69	$3,484
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	867	17,586
	-	-	936	21,070
Operating Expenses:
Voyage expenses	-	-	878	12,422
Vessel expenses	43	487	383	5,377
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	254	5,109
General and administrative	4	219	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	47	702	1,515	22,909
Income/(loss) from Vessel Operations	(47)	(702)	(579)	(1,839)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(47)	(702)	(579)	(1,839)
Other Income/(expense)	1	(3,555)	(1)	(15)
Income/(loss) before Interest Expense and Income Taxes	(46)	(4,257)	(580)	(1,855)
Interest Expense	-	0	(1,938)	(1,954)
Income/(loss) before Reorganization Items and Income Taxes	(46)	(4,257)	(2,517)	(3,809)
Reorganization Items, net	-	-	774	1,062
Income/(loss) before Income Taxes	(46)	(4,257)	(3,291)	(4,871)
Income Tax (Benefit)/Provision	-	1,027	-	-
Net Income/(Loss)	$(46)	$(5,283)	$(3,291)	$(4,871)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Africa Tanker Corporation		Alcesmar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$286	$7,398
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	286	7,402
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	18	142	245	3,981
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	82	2,292
General and administrative	-	337	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	18	479	327	25,018
Income/(loss) from Vessel Operations	(18)	(479)	(41)	(17,616)
Equity in Income/(loss) of Affiliated Companies	2,504	48,098	-	-
Operating Income/(loss)	2,485	47,620	(41)	(17,616)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,485	47,620	(41)	(17,616)
Interest Expense	-	-	(240)	(248)
Income/(loss) before Reorganization Items and Income Taxes	2,485	47,620	(281)	(17,864)
Reorganization Items, net	-	-	328	447
Income/(loss) before Income Taxes	2,485	47,620	(609)	(18,311)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,485	$47,620	$(609)	$(18,311)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Alcmar Limited		Alpha Suezmax Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$289	$7,500	$5	$(97)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	289	7,502	5	1,193
Operating Expenses:
Voyage expenses	-	(30)	(19)	166
Vessel expenses	218	4,346	(0)	422
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	83	1,958	-	133
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	301	24,630	(20)	2,301
Income/(loss) from Vessel Operations	(12)	(17,128)	25	(1,108)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(12)	(17,128)	25	(1,108)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(12)	(17,128)	25	(1,108)
Interest Expense	(240)	(248)	(496)	(496)
Income/(loss) before Reorganization Items and Income Taxes	(251)	(17,376)	(471)	(1,604)
Reorganization Items, net	328	447	-	15,492
Income/(loss) before Income Taxes	(580)	(17,823)	(471)	(17,096)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(580)	$(17,823)	$(471)	$(17,096)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Alpha Tanker Corporation		Amalia Product Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$57	$54	$41	$7,812
Time and bareboat charter revenues	-	-	424	2,345
Voyage charter revenues	-	-	-	15
	57	54	464	10,171
Operating Expenses:
Voyage expenses	-	-	8	(205)
Vessel expenses	-	-	206	3,885
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	246	5,663
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	460	9,344
Income/(loss) from Vessel Operations	57	(77)	4	828
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	57	(77)	4	828
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	57	(77)	4	828
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	57	(77)	4	828
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	57	(77)	4	828
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$57	$(77)	$4	$828

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	2,404	-	-
Voyage charter revenues	754	11,526	-	-
	754	13,931	-	-
Operating Expenses:
Voyage expenses	393	6,369	-	(4)
Vessel expenses	254	4,514	(259)	(247)
Charter hire expenses	-	-	-	-
Depreciation and amortization	77	1,685	-	-
General and administrative	-	0	1	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	724	28,303	(258)	(250)
Income/(loss) from Vessel Operations	30	(14,373)	258	250
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	30	(14,373)	258	250
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	30	(14,373)	258	250
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	30	(14,373)	258	250
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	30	(14,373)	258	250
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$30	$(14,373)	$258	$250

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Andromar Limited		Antigmar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$368	$7,463	$165	$7,445
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(5)	-	51
	368	7,458	165	7,496
Operating Expenses:
Voyage expenses	-	(0)	-	73
Vessel expenses	310	4,035	63	4,068
Charter hire expenses	-	-	-	-
Depreciation and amortization	82	2,033	113	1,856
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	393	25,275	176	24,902
Income/(loss) from Vessel Operations	(24)	(17,817)	(11)	(17,406)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(24)	(17,817)	(11)	(17,406)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(24)	(17,817)	(11)	(17,406)
Interest Expense	(240)	(248)	(240)	(248)
Income/(loss) before Reorganization Items and Income Taxes	(264)	(18,065)	(251)	(17,654)
Reorganization Items, net	328	447	328	447
Income/(loss) before Income Taxes	(592)	(18,512)	(579)	(18,101)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(592)	$(18,512)	$(579)	$(18,101)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,599
	(0)	(4)	-	4,599
Operating Expenses:
Voyage expenses	-	-	(1)	2,694
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	(1)	4,627
Income/(loss) from Vessel Operations	(0)	196	1	(28)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	196	1	(28)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	196	1	(28)
Interest Expense	-	-	(162)	(162)
Income/(loss) before Reorganization Items and Income Taxes	(0)	196	(161)	(190)
Reorganization Items, net	-	-	-	2,343
Income/(loss) before Income Taxes	(0)	196	(161)	(2,533)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$196	$(161)	$(2,533)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Ariadmar Limited		Aspro Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$226	$7,708	$8	$5
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	226	7,708	8	5
Operating Expenses:
Voyage expenses	-	26	-	-
Vessel expenses	342	3,845	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	102	2,155	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	444	25,108	-	57
Income/(loss) from Vessel Operations	(218)	(17,400)	8	(52)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(218)	(17,400)	8	(52)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(218)	(17,400)	8	(52)
Interest Expense	(240)	(248)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(458)	(17,648)	8	(52)
Reorganization Items, net	328	447	-	-
Income/(loss) before Income Taxes	(786)	(18,095)	8	(52)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(786)	$(18,095)	$8	$(52)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Atalmar Limited		Athens Product Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$145	$145
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	17	17,791	164	18,536
	17	17,791	309	18,681
Operating Expenses:
Voyage expenses	(107)	10,486	188	9,495
Vessel expenses	371	3,840	289	3,295
Charter hire expenses	-	-	-	-
Depreciation and amortization	96	2,040	132	2,611
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	360	35,327	609	15,401
Income/(loss) from Vessel Operations	(342)	(17,536)	(300)	3,280
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(342)	(17,536)	(300)	3,280
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(342)	(17,536)	(300)	3,280
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(342)	(17,536)	(300)	3,280
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(342)	(17,536)	(300)	3,280
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(342)	$(17,536)	$(300)	$3,280

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$42	$3,501
Time and bareboat charter revenues	-	-	-	2,808
Voyage charter revenues	-	3,975	1,597	8,618
	-	3,975	1,639	14,926
Operating Expenses:
Voyage expenses	0	2,058	1,519	6,352
Vessel expenses	-	9	275	6,874
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	237	4,636
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	4,050	2,032	17,862
Income/(loss) from Vessel Operations	(0)	(75)	(392)	(2,936)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(75)	(392)	(2,936)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(75)	(392)	(2,936)
Interest Expense	(302)	(302)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(302)	(377)	(392)	(2,936)
Reorganization Items, net	-	4,376	-	-
Income/(loss) before Income Taxes	(302)	(4,753)	(392)	(2,936)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(302)	$(4,753)	$(392)	$(2,936)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Avila Tanker Corporation		Batangas Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$8	$4	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	990	17,854
	8	4	990	17,854
Operating Expenses:
Voyage expenses	-	-	704	11,183
Vessel expenses	-	-	155	2,361
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	217	2,537
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,076	16,082
Income/(loss) from Vessel Operations	8	85	(86)	1,772
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	85	(86)	1,772
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	8	85	(86)	1,772
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	8	85	(86)	1,772
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	8	85	(86)	1,772
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$8	$85	$(86)	$1,772

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$0	$(11)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	0	1,697	-	22
Operating Expenses:
Voyage expenses	-	-	-	(68)
Vessel expenses	0	571	(1)	62
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	1	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	0	2,311	(1)	(26)
Income/(loss) from Vessel Operations	0	(614)	1	47
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(614)	1	47
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(614)	1	47
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(614)	1	47
Reorganization Items, net	1,492	33,452	-	-
Income/(loss) before Income Taxes	(1,492)	(34,066)	1	47
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,492)	$(34,066)	$1	$47

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Cabo Hellas Limited		Cabo Sounion Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	398	6,999	398	7,157
Voyage charter revenues	-	12	-	19
	398	7,011	398	7,177
Operating Expenses:
Voyage expenses	16	196	8	199
Vessel expenses	258	4,181	436	4,371
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	3,591	155	3,772
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,172	-	18,004
Total Operating Expenses	424	25,140	599	26,345
Income/(loss) from Vessel Operations	(27)	(18,129)	(202)	(19,169)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(27)	(18,129)	(202)	(19,169)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(27)	(18,129)	(202)	(19,169)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(27)	(18,129)	(202)	(19,169)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(27)	(18,129)	(202)	(19,169)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(27)	$(18,129)	$(202)	$(19,169)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$(0)	$(5)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,066	18,215	(0)	4,818
	1,066	18,210	(0)	4,818
Operating Expenses:
Voyage expenses	919	9,696	(23)	2,082
Vessel expenses	228	5,761	0	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,346	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	1,198	34,188	(23)	4,242
Income/(loss) from Vessel Operations	(132)	(15,979)	23	575
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(132)	(15,979)	23	575
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(132)	(15,979)	23	575
Interest Expense	-	-	(283)	(283)
Income/(loss) before Reorganization Items and Income Taxes	(132)	(15,979)	(260)	292
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	(132)	(15,979)	(260)	(3,810)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(132)	$(15,979)	$(260)	$(3,810)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Carl Product Corporation		Concept Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$4	$(5)	$299	$8,115
Time and bareboat charter revenues	431	7,776	-	-
Voyage charter revenues	-	14	-	-
	435	7,785	299	8,115
Operating Expenses:
Voyage expenses	11	(168)	-	21
Vessel expenses	211	3,703	4	92
Charter hire expenses	-	-	491	8,183
Depreciation and amortization	247	5,591	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	469	9,126	495	8,296
Income/(loss) from Vessel Operations	(34)	(1,341)	(196)	(181)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(34)	(1,341)	(196)	(181)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(34)	(1,341)	(196)	(181)
Interest Expense	-	-	(188)	(188)
Income/(loss) before Reorganization Items and Income Taxes	(34)	(1,341)	(385)	(369)
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(34)	(1,341)	(385)	(2,312)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(34)	$(1,341)	$(385)	$(2,312)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Crown Tanker Corporation		Delphina Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	0	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$4	$(66)	$(0)	$(5)
Time and bareboat charter revenues	-	6,163	-	-
Voyage charter revenues	1,394	4,594	-	-
	1,397	10,691	(0)	(5)
Operating Expenses:
Voyage expenses	720	3,576	-	-
Vessel expenses	216	5,169	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	151	3,563	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	24,359	-	-
Total Operating Expenses	1,087	36,666	-	-
Income/(loss) from Vessel Operations	310	(25,976)	(0)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	310	(25,976)	(0)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	310	(25,976)	(0)	(5)
Interest Expense	(1,654)	(1,688)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,344)	(27,663)	(0)	(5)
Reorganization Items, net	609	1,037	-	(12)
Income/(loss) before Income Taxes	(1,953)	(28,700)	(0)	7
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,953)	$(28,700)	$(0)	$7

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$586	$4	$223
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	586	4	223
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	(4)
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,719	-	984
Income/(loss) from Vessel Operations	-	(1,133)	4	(761)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,133)	4	(761)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,133)	4	(761)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,133)	4	(761)
Reorganization Items, net	-	(119)	-	(12)
Income/(loss) before Income Taxes	-	(1,014)	4	(749)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(1,014)	$4	$(749)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$43	$(0)	$(6)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	43	(0)	(6)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(6)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(6)	-	(0)
Income/(loss) from Vessel Operations	-	48	(0)	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	48	(0)	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	48	(0)	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	48	(0)	(5)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	-	(96)	(0)	(5)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(96)	$(0)	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$(22)	$4	$(80)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(22)	4	(80)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	0	-	16
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	-	13
Income/(loss) from Vessel Operations	-	(22)	4	(93)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(22)	4	(93)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(22)	4	(93)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(22)	4	(93)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	-	(280)	4	(110)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(280)	$4	$(110)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 – June 30, 2014

Shipping Revenues:

Pool revenues	$7	$385	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	7	372	-	-
Operating Expenses:
Voyage expenses	-	16	-	-
Vessel expenses	(1)	360	-	-
Charter hire expenses	-	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(1)	1,503	-	-
Income/(loss) from Vessel Operations	8	(1,131)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	(1,131)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	8	(1,131)	-	-
Interest Expense	(1,200)	(1,200)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,193)	(2,332)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	(1,193)	(36,774)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,193)	$(36,774)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$2,012	$(0)	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,280	17,546	822	13,467
	1,280	19,558	822	15,414
Operating Expenses:
Voyage expenses	1,000	11,643	794	8,905
Vessel expenses	311	4,664	59	4,422
Charter hire expenses	-	-	-	-
Depreciation and amortization	136	2,675	125	3,442
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	24,905
Total Operating Expenses	1,447	18,983	979	41,674
Income/(loss) from Vessel Operations	(167)	575	(157)	(26,260)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(167)	575	(157)	(26,260)
Other Income/(expense)	-	-	(2)	(26)
Income/(loss) before Interest Expense and Income Taxes	(167)	575	(159)	(26,285)
Interest Expense	-	-	(1,654)	(1,683)
Income/(loss) before Reorganization Items and Income Taxes	(167)	575	(1,813)	(27,968)
Reorganization Items, net	-	-	609	1,036
Income/(loss) before Income Taxes	(167)	575	(2,422)	(29,004)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(167)	$575	$(2,422)	$(29,004)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	(148)	(9)
Voyage charter revenues	(6)	(6)	(24)	(24)
	(6)	3,881	(172)	(33)
Operating Expenses:
Voyage expenses	11	67	-	-
Vessel expenses	2	48	-	0
Charter hire expenses	2	2,978	-	(8)
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	15	3,093	-	(8)
Income/(loss) from Vessel Operations	(22)	788	(172)	(25)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(22)	788	(172)	(25)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(22)	788	(172)	(25)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(22)	788	(172)	(25)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(22)	788	(172)	(25)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(22)	$788	$(172)	$(25)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$343	$8,843	$(0)	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	12	-	15,632
	343	8,855	(0)	15,627
Operating Expenses:
Voyage expenses	61	880	30	9,425
Vessel expenses	343	6,365	6	3,832
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	3,398	-	1,510
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	7	14,218
Total Operating Expenses	565	27,546	43	28,985
Income/(loss) from Vessel Operations	(222)	(18,691)	(43)	(13,358)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(222)	(18,691)	(43)	(13,358)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(222)	(18,691)	(43)	(13,358)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(222)	(18,691)	(43)	(13,358)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(222)	(18,691)	(43)	(13,358)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(222)	$(18,691)	$(43)	$(13,358)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Front President Inc.		Goldmar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$370	$13,784	$572	$10,817
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	370	13,784	572	10,819
Operating Expenses:
Voyage expenses	13	510	1	11
Vessel expenses	330	4,867	361	4,416
Charter hire expenses	-	-	-	-
Depreciation and amortization	356	7,036	157	3,772
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(0)	-	16,753
Total Operating Expenses	699	12,414	519	24,954
Income/(loss) from Vessel Operations	(329)	1,370	53	(14,135)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(329)	1,370	53	(14,135)
Other Income/(expense)	(2)	(36)	-	-
Income/(loss) before Interest Expense and Income Taxes	(332)	1,334	53	(14,135)
Interest Expense	(3,089)	(3,142)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3,420)	(1,808)	53	(14,135)
Reorganization Items, net	1,215	1,850	-	-
Income/(loss) before Income Taxes	(4,635)	(3,658)	53	(14,135)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(4,635)	$(3,658)	$53	$(14,135)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	GPC Aframax Corporation		Grace Chartering Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$5	$912	$5	$1,560
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	5	912	5	1,560
Operating Expenses:
Voyage expenses	(6)	18	-	6
Vessel expenses	(17)	864	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	77	195	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	54	2,865	-	1,626
Income/(loss) from Vessel Operations	(49)	(1,953)	5	(66)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(49)	(1,953)	5	(66)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(49)	(1,953)	5	(66)
Interest Expense	(1,402)	(1,402)	(61)	(61)
Income/(loss) before Reorganization Items and Income Taxes	(1,451)	(3,355)	(55)	(127)
Reorganization Items, net	-	21,847	-	881
Income/(loss) before Income Taxes	(1,451)	(25,202)	(55)	(1,008)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,451)	$(25,202)	$(55)	$(1,008)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	International Seaways, Inc.		Jademar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$(3)	$14,649	$577	$11,112
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	6,290	104,688	0	12
	6,286	119,338	577	11,124
Operating Expenses:
Voyage expenses	3,634	65,893	-	26
Vessel expenses	204	5,624	284	3,884
Charter hire expenses	1,714	41,957	-	-
Depreciation and amortization	89	804	154	3,822
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	17,729
Total Operating Expenses	5,642	114,280	438	25,462
Income/(loss) from Vessel Operations	644	5,057	138	(14,338)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	644	5,057	138	(14,338)
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	644	5,060	138	(14,338)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	644	5,060	138	(14,338)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	644	5,060	138	(14,338)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$644	$5,060	$138	$(14,338)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	61	-	-	-
Voyage charter revenues	-	-	-	-
	61	-	-	-
Operating Expenses:
Voyage expenses	(10)	2	-	-
Vessel expenses	(6)	(13)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(16)	(121)	-	-
Income/(loss) from Vessel Operations	78	121	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	78	121	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	78	121	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	78	121	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	78	121	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$78	$121	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	539	16,646	867	17,712
	539	16,646	867	17,712
Operating Expenses:
Voyage expenses	498	9,891	464	9,512
Vessel expenses	286	3,708	284	3,511
Charter hire expenses	188	4,435	-	-
Depreciation and amortization	28	588	118	2,305
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,000	18,622	866	15,328
Income/(loss) from Vessel Operations	(461)	(1,976)	1	2,384
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(461)	(1,976)	1	2,384
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	(461)	(1,976)	1	2,392
Interest Expense	(277)	(277)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(739)	(2,253)	1	2,392
Reorganization Items, net	-	14,130	-	-
Income/(loss) before Income Taxes	(739)	(16,383)	1	2,392
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(739)	$(16,383)	$1	$2,392

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$599	$8,644
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,696	(1)	3,416
	-	4,696	597	12,060
Operating Expenses:
Voyage expenses	(1)	2,836	(0)	1,378
Vessel expenses	-	18	176	3,634
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	145	3,324
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	19,022
Total Operating Expenses	(1)	5,066	320	27,359
Income/(loss) from Vessel Operations	1	(370)	277	(15,299)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(370)	277	(15,299)
Other Income/(expense)	-	-	(0)	(4)
Income/(loss) before Interest Expense and Income Taxes	1	(370)	277	(15,303)
Interest Expense	(167)	(167)	(869)	(883)
Income/(loss) before Reorganization Items and Income Taxes	(166)	(537)	(592)	(16,186)
Reorganization Items, net	-	2,416	754	1,040
Income/(loss) before Income Taxes	(166)	(2,953)	(1,345)	(17,225)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(166)	$(2,953)	$(1,345)	$(17,225)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	255	-	-
Voyage charter revenues	-	1,757	557	16,132
	-	2,012	557	16,132
Operating Expenses:
Voyage expenses	(1)	834	264	9,302
Vessel expenses	(2)	352	288	4,382
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	91	2,065
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(2)	2,400	642	32,691
Income/(loss) from Vessel Operations	2	(388)	(85)	(16,559)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	(388)	(85)	(16,559)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(388)	(85)	(16,559)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	(388)	(85)	(16,559)
Reorganization Items, net	253	7,878	-	-
Income/(loss) before Income Taxes	(251)	(8,265)	(85)	(16,559)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(251)	$(8,265)	$(85)	$(16,559)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$65	$8,656
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	9	9
	-	-	74	8,665
Operating Expenses:
Voyage expenses	(48)	(75)	32	989
Vessel expenses	16	186	315	7,224
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	177	3,769
General and administrative	1	1	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	(31)	113	523	32,214
Income/(loss) from Vessel Operations	31	(113)	(450)	(23,549)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	31	(113)	(450)	(23,549)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	31	(113)	(450)	(23,549)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	31	(113)	(450)	(23,549)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	31	(113)	(450)	(23,549)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$31	$(113)	$(450)	$(23,549)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$497	$11,620	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	497	11,623	-	-
Operating Expenses:
Voyage expenses	79	502	-	-
Vessel expenses	241	4,410	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	283	7,757	2	2
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	61,052	-	-
Total Operating Expenses	603	73,721	2	(1)
Income/(loss) from Vessel Operations	(107)	(62,098)	(2)	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(107)	(62,098)	(2)	1
Other Income/(expense)	(3)	(49)	-	-
Income/(loss) before Interest Expense and Income Taxes	(109)	(62,147)	(2)	1
Interest Expense	(3,892)	(3,959)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(4,002)	(66,107)	(2)	1
Reorganization Items, net	1,434	2,822	-	-
Income/(loss) before Income Taxes	(5,436)	(68,928)	(2)	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5,436)	$(68,928)	$(2)	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	165	1,928	-	-
Voyage charter revenues	-	5,816	-	-
	165	7,744	-	-
Operating Expenses:
Voyage expenses	(50)	3,612	-	-
Vessel expenses	59	1,933	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	44	1,382	-	-
General and administrative	3	7	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	(1,517)	14,540	-	-
Total Operating Expenses	(1,461)	21,473	-	-
Income/(loss) from Vessel Operations	1,626	(13,729)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,626	(13,729)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,626	(13,729)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,626	(13,729)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,626	(13,729)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,626	$(13,729)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	12	12	-	-
Net Income/(Loss)	$(12)	$(12)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	781	18,789	-	-
	781	18,789	-	-
Operating Expenses:
Voyage expenses	571	9,390	-	-
Vessel expenses	224	3,308	13	38
Charter hire expenses	-	-	-	-
Depreciation and amortization	135	2,677	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	930	15,375	13	38
Income/(loss) from Vessel Operations	(149)	3,414	(13)	(38)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(149)	3,414	(13)	(38)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(149)	3,414	(13)	(38)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(149)	3,414	(13)	(38)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(149)	3,414	(13)	(38)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(149)	$3,414	$(13)	$(38)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,708	29,867	-	894
	1,708	29,867	-	894
Operating Expenses:
Voyage expenses	639	11,683	(1)	454
Vessel expenses	322	6,239	(10)	434
Charter hire expenses	-	-	-	609
Depreciation and amortization	168	3,308	-	172
General and administrative	16	315	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,144	21,565	(11)	1,669
Income/(loss) from Vessel Operations	564	8,302	11	(776)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	564	8,302	11	(776)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	564	8,302	11	(776)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	564	8,302	11	(776)
Reorganization Items, net	-	-	288	6,140
Income/(loss) before Income Taxes	564	8,302	(277)	(6,916)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$564	$8,302	$(277)	$(6,916)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$678	$13,460	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	678	13,460	-	-
Operating Expenses:
Voyage expenses	100	721	-	-
Vessel expenses	293	4,493	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	280	7,683	-	-
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	62,874	-	-
Total Operating Expenses	673	75,772	-	-
Income/(loss) from Vessel Operations	4	(62,312)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	4	(62,312)	-	-
Other Income/(expense)	(2)	(33)	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(62,345)	-	-
Interest Expense	(3,791)	(3,857)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3,789)	(66,202)	-	-
Reorganization Items, net	1,397	2,770	-	-
Income/(loss) before Income Taxes	(5,186)	(68,972)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(5,186)	$(68,972)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Oceania Tanker Corporation		OSG 192 LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	876	15,146
Voyage charter revenues	-	-	-	35
	-	796	876	15,181
Operating Expenses:
Voyage expenses	-	310	12	228
Vessel expenses	69	2,734	26	803
Charter hire expenses	-	-	-	-
Depreciation and amortization	150	3,194	171	3,988
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	218	37,590	209	5,018
Income/(loss) from Vessel Operations	(218)	(36,794)	667	10,163
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(218)	(36,794)	667	10,163
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(218)	(36,794)	667	10,163
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(218)	(36,794)	667	10,163
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(218)	(36,794)	667	10,163
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(218)	$(36,794)	$667	$10,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG 209 LLC		OSG 214 LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	175	15,769	900	16,133
Voyage charter revenues	3	168	83	1,188
	179	15,937	983	17,322
Operating Expenses:
Voyage expenses	2	315	74	1,421
Vessel expenses	32	774	20	985
Charter hire expenses	-	-	-	-
Depreciation and amortization	441	3,848	129	4,313
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	475	4,937	223	6,718
Income/(loss) from Vessel Operations	(296)	10,999	760	10,603
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(296)	10,999	760	10,603
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(296)	10,999	760	10,603
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(296)	10,999	760	10,603
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(296)	10,999	760	10,603
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(296)	$10,999	$760	$10,603

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG 215 Corporation		OSG 242 LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,350	25,829
Voyage charter revenues	-	-	3	986
	-	-	1,353	26,815
Operating Expenses:
Voyage expenses	-	-	17	711
Vessel expenses	-	-	31	801
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	161	3,900
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	209	5,412
Income/(loss) from Vessel Operations	-	-	1,144	21,403
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,144	21,403
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,144	21,403
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,144	21,403
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,144	21,403
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,144	$21,403

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG 243 LLC		OSG 244 LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,320	20,748	960	16,679
Voyage charter revenues	9	5,927	28	376
	1,329	26,675	988	17,055
Operating Expenses:
Voyage expenses	17	2,496	13	231
Vessel expenses	17	917	69	703
Charter hire expenses	-	-	-	-
Depreciation and amortization	241	4,693	239	4,996
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	275	8,106	321	5,929
Income/(loss) from Vessel Operations	1,054	18,569	667	11,125
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,054	18,569	667	11,125
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,054	18,569	667	11,125
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,054	18,569	667	11,125
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,054	18,569	667	11,125
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,054	$18,569	$667	$11,125

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG 252 LLC		OSG 254 LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,000	17,200	1,020	10,781
Voyage charter revenues	-	4,686	-	8,419
	1,000	21,886	1,020	19,200
Operating Expenses:
Voyage expenses	13	1,474	15	284
Vessel expenses	20	907	25	966
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	4,237	264	5,279
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	188	6,618	304	6,529
Income/(loss) from Vessel Operations	812	15,268	716	12,671
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	812	15,268	716	12,671
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	812	15,268	716	12,671
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	812	15,268	716	12,671
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	812	15,268	716	12,671
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$812	$15,268	$716	$12,671

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG 300 LLC		OSG 400 LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(226)
Income/(loss) from Vessel Operations	-	-	-	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$226

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG America L.P.		OSG America LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	100	-	-
	-	100	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	2	12	12
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	7,501	-	-
General and administrative	-	-	0	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	7,502	13	13
Income/(loss) from Vessel Operations	(383)	(7,403)	(13)	(13)
Equity in Income/(loss) of Affiliated Companies	388	6,877	-	-
Operating Income/(loss)	5	(525)	(13)	(13)
Other Income/(expense)	38	428	-	-
Income/(loss) before Interest Expense and Income Taxes	43	(97)	(13)	(13)
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	43	(97)	(13)	(13)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	43	(97)	(13)	(13)
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$43	$(98)	$(13)	$(13)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	259	4,546
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	35	1,290
General and administrative	-	-	8	135
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	302	5,971
Income/(loss) from Vessel Operations	-	-	(302)	(5,971)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(302)	(5,971)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(302)	(5,971)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(302)	(5,971)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(302)	(5,971)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(302)	$(5,971)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Constitution LLC		OSG Courageous LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(3)	(0)	298	4,664
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	81	1,548
General and administrative	-	-	8	139
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(3)	(0)	388	6,351
Income/(loss) from Vessel Operations	3	0	(388)	(6,351)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	3	0	(388)	(6,351)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	3	0	(388)	(6,351)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	0	(388)	(6,351)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	3	0	(388)	(6,351)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$3	$0	$(388)	$(6,351)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	6,172	90,865	-	-
	6,172	90,865	-	-
Operating Expenses:
Voyage expenses	939	15,371	-	-
Vessel expenses	1,254	20,498	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,106	21,704	-	-
General and administrative	25	451	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(956)
Total Operating Expenses	3,324	58,025	-	(956)
Income/(loss) from Vessel Operations	2,849	32,839	-	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2,849	32,839	-	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,849	32,839	-	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,849	32,839	-	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2,849	32,839	-	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,849	$32,839	$-	$956

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Endeavor LLC		OSG Endurance LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	(2)	-
Vessel expenses	-	-	269	4,368
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	83	1,634
General and administrative	-	-	8	132
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	72	-	-
Total Operating Expenses	-	72	359	6,134
Income/(loss) from Vessel Operations	-	(72)	(359)	(6,134)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(72)	(359)	(6,134)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(72)	(359)	(6,134)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(72)	(359)	(6,134)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(72)	(359)	(6,134)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(72)	$(359)	$(6,134)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Enterprise LLC		OSG Financial Corp.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	(1)	-	-
Vessel expenses	229	4,699	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	24	1,971	-	-
General and administrative	8	131	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	260	6,801	-	-
Income/(loss) from Vessel Operations	(260)	(6,801)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(260)	(6,801)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(260)	(6,801)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(260)	(6,801)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(260)	(6,801)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(260)	$(6,801)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Freedom LLC		OSG Honour LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(14)	3	240	4,561
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	261	1,366
General and administrative	-	-	8	138
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(14)	1,002	509	6,065
Income/(loss) from Vessel Operations	14	(1,002)	(509)	(6,065)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	14	(1,002)	(509)	(6,065)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	14	(1,002)	(509)	(6,065)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	14	(1,002)	(509)	(6,065)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	14	(1,002)	(509)	(6,065)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$14	$(1,002)	$(509)	$(6,065)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Independence LLC		OSG Intrepid LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	260	4,466	257	4,657
Charter hire expenses	-	-	-	-
Depreciation and amortization	71	1,338	78	1,667
General and administrative	8	133	8	137
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	339	5,945	343	6,461
Income/(loss) from Vessel Operations	(339)	(5,945)	(343)	(6,461)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(339)	(5,945)	(343)	(6,461)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(339)	(5,945)	(343)	(6,461)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(339)	(5,945)	(343)	(6,461)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(339)	(5,945)	(343)	(6,461)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(339)	$(5,945)	$(343)	$(6,461)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Liberty LLC		OSG Lightering LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	3,670	123,421
	-	-	3,670	123,421
Operating Expenses:
Voyage expenses	-	-	2,491	73,314
Vessel expenses	-	(9)	7	168
Charter hire expenses	-	-	1,009	41,806
Depreciation and amortization	-	-	58	2,250
General and administrative	-	-	211	4,818
Goodwill and intangible assets impairment charge	-	-	-	14,726
(Gain)/loss on disposal of vessels, including impairments	-	-	-	470
Total Operating Expenses	-	(9)	3,775	137,553
Income/(loss) from Vessel Operations	-	9	(105)	(14,132)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	(105)	(14,132)
Other Income/(expense)	-	-	2	20
Income/(loss) before Interest Expense and Income Taxes	-	9	(103)	(14,112)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	(103)	(14,112)
Reorganization Items, net	-	-	56	(5)
Income/(loss) before Income Taxes	-	9	(159)	(14,107)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$(159)	$(14,107)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000's)	June 1 - 30, 2014	November 14, 2012 – June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	1,567
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	1,567
Income/(loss) from Vessel Operations	-	-	-	(1,567)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(1,567)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(1,567)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(1,567)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(1,567)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(1,567)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	111
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	72	-	-
Total Operating Expenses	-	72	6	111
Income/(loss) from Vessel Operations	-	(72)	(6)	(111)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(72)	(6)	(111)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(72)	(6)	(111)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(72)	(6)	(111)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(72)	(6)	(111)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(72)	$(6)	$(111)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Navigator LLC		OSG New York, Inc.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$12	$9,353
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	12	13,387
Operating Expenses:
Voyage expenses	-	-	2	2,169
Vessel expenses	303	4,536	2	139
Charter hire expenses	-	-	-	12,916
Depreciation and amortization	30	1,185	-	-
General and administrative	8	137	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	342	5,858	3	15,224
Income/(loss) from Vessel Operations	(342)	(5,858)	8	(1,837)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(342)	(5,858)	8	(1,837)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(342)	(5,858)	8	(1,837)
Interest Expense	-	-	(21)	(21)
Income/(loss) before Reorganization Items and Income Taxes	(342)	(5,858)	(12)	(1,858)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(342)	(5,858)	(12)	(2,163)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(342)	$(5,858)	$(12)	$(2,163)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Product Tankers, LLC		OSG Quest LLC
(000's)	June 1 - 30, 2014	November 14, 2012 – June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	41
Total Operating Expenses	-	-	-	41
Income/(loss) from Vessel Operations	-	-	-	(41)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(41)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(41)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(41)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(41)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(41)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	116	4,102
General and administrative	-	-	3,843	59,114
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	3,958	63,215
Income/(loss) from Vessel Operations	-	0	(3,958)	(63,215)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(3,958)	(63,215)
Other Income/(expense)	-	-	-	36
Income/(loss) before Interest Expense and Income Taxes	-	0	(3,958)	(63,179)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(3,958)	(63,179)
Reorganization Items, net	-	-	2,788	5,071
Income/(loss) before Income Taxes	-	0	(6,747)	(68,250)
Income Tax (Benefit)/Provision	-	-	2	5
Net Income/(Loss)	$-	$0	$(6,749)	$(68,255)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	OSG Valour LLC		Overseas Allegiance Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Anacortes LLC		Overseas Boston LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,950	36,680	1,733	30,707
Voyage charter revenues	3	36	-	60
	1,953	36,716	1,733	30,768
Operating Expenses:
Voyage expenses	27	495	22	457
Vessel expenses	542	10,853	543	11,347
Charter hire expenses	784	15,242	768	14,980
Depreciation and amortization	32	377	49	949
General and administrative	17	327	17	333
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,403	27,294	1,399	28,066
Income/(loss) from Vessel Operations	550	9,422	333	2,702
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	550	9,422	333	2,702
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	550	9,422	333	2,702
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	550	9,422	333	2,702
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	550	9,422	333	2,702
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$550	$9,400	$333	$2,695

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	14	14
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	1	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	15	15
Income/(loss) from Vessel Operations	-	2	(15)	(15)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	(15)	(15)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	(15)	(15)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	(15)	(15)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	(15)	(15)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$(15)	$(15)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Houston LLC		Overseas Integrity LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,493	28,133	-	-
Voyage charter revenues	-	-	-	-
	1,493	28,133	-	-
Operating Expenses:
Voyage expenses	6	117	-	-
Vessel expenses	551	10,850	-	(3)
Charter hire expenses	835	14,402	-	-
Depreciation and amortization	55	1,204	-	-
General and administrative	17	331	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,465	26,904	-	(3)
Income/(loss) from Vessel Operations	28	1,229	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	28	1,229	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	28	1,229	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	28	1,229	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	28	1,229	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$28	$1,229	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,410	27,801	1,410	27,721
Voyage charter revenues	-	-	-	7
	1,410	27,801	1,410	27,728
Operating Expenses:
Voyage expenses	12	235	12	238
Vessel expenses	526	10,768	568	11,133
Charter hire expenses	736	14,263	736	14,324
Depreciation and amortization	37	855	42	811
General and administrative	17	327	17	329
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,328	26,448	1,375	26,834
Income/(loss) from Vessel Operations	82	1,353	35	894
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	82	1,353	35	894
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	82	1,353	35	894
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	82	1,353	35	894
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	82	1,353	35	894
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$82	$1,352	$35	$893

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Martinez LLC		Overseas New Orleans LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,733	32,688	-	-
Voyage charter revenues	-	61	-	-
	1,733	32,749	-	-
Operating Expenses:
Voyage expenses	22	485	-	-
Vessel expenses	597	11,549	7	12
Charter hire expenses	760	15,054	-	-
Depreciation and amortization	40	619	-	-
General and administrative	18	334	0	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,436	28,042	7	12
Income/(loss) from Vessel Operations	297	4,707	(7)	(12)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	297	4,707	(7)	(12)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	297	4,707	(7)	(12)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	297	4,707	(7)	(12)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	297	4,707	(7)	(12)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$297	$4,700	$(7)	$(12)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas New York LLC		Overseas Nikiski LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	26,800	1,598	29,365
Voyage charter revenues	-	-	-	66
	1,403	26,800	1,598	29,431
Operating Expenses:
Voyage expenses	6	112	21	451
Vessel expenses	517	10,669	599	11,953
Charter hire expenses	740	14,404	770	15,005
Depreciation and amortization	31	747	45	1,163
General and administrative	17	329	17	335
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,311	26,261	1,452	28,907
Income/(loss) from Vessel Operations	91	539	145	524
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	91	539	145	524
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	91	539	145	524
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	91	539	145	524
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	91	539	145	524
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$91	$539	$145	$517

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	5	8
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	0	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	5	9
Income/(loss) from Vessel Operations	-	-	(5)	(9)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(5)	(9)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(5)	(9)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(5)	(9)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(5)	(9)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(5)	$(9)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	7	16	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	0	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	7	16	-	-
Income/(loss) from Vessel Operations	(7)	(16)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(7)	(16)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(7)	(16)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(7)	(16)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(7)	(16)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(7)	$(16)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,414	84,358
Voyage charter revenues	-	-	-	47
	-	-	4,414	84,405
Operating Expenses:
Voyage expenses	-	-	33	671
Vessel expenses	-	3	1,172	22,216
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	881	17,595
General and administrative	-	-	35	668
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,121	41,150
Income/(loss) from Vessel Operations	-	(3)	2,293	43,255
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,293	43,255
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,293	43,255
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,293	43,255
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,293	43,255
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,293	$43,255

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Overseas Tampa LLC		Overseas Texas City LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	(0)	34,541	1,950	36,733
Voyage charter revenues	-	71	-	24
	(0)	34,612	1,950	36,758
Operating Expenses:
Voyage expenses	(0)	503	24	505
Vessel expenses	688	11,393	533	11,184
Charter hire expenses	765	15,551	723	14,337
Depreciation and amortization	2	43	39	663
General and administrative	13	328	17	330
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,468	27,818	1,337	27,018
Income/(loss) from Vessel Operations	(1,468)	6,794	613	9,739
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,468)	6,794	613	9,739
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,468)	6,794	613	9,739
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,468)	6,794	613	9,739
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1,468)	6,794	613	9,739
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$(1,468)	$6,781	$613	$9,739

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Pearlmar Limited		Petromar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$567	$11,129	$20	$20
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(4)	14	1,054	15,550
	562	11,143	1,074	15,570
Operating Expenses:
Voyage expenses	-	16	522	8,914
Vessel expenses	209	4,438	206	4,298
Charter hire expenses	-	-	-	-
Depreciation and amortization	159	3,901	82	1,659
General and administrative	-	0	8	1,142
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,346	-	14,775
Total Operating Expenses	368	25,702	818	30,788
Income/(loss) from Vessel Operations	195	(14,559)	256	(15,218)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	195	(14,559)	256	(15,218)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	195	(14,559)	256	(15,218)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	195	(14,559)	256	(15,218)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	195	(14,559)	256	(15,218)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$195	$(14,559)	$256	$(15,218)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(0)	3,939	116	3,937
	(0)	3,939	116	3,937
Operating Expenses:
Voyage expenses	(0)	2,381	109	2,479
Vessel expenses	-	26	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(0)	4,758	109	4,490
Income/(loss) from Vessel Operations	0	(818)	7	(553)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(818)	7	(553)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(818)	7	(553)
Interest Expense	(402)	(402)	(384)	(384)
Income/(loss) before Reorganization Items and Income Taxes	(402)	(1,220)	(377)	(938)
Reorganization Items, net	-	5,816	-	5,570
Income/(loss) before Income Taxes	(402)	(7,036)	(377)	(6,508)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(402)	$(7,036)	$(377)	$(6,508)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Queens Product Tanker Corporation		Reymar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$(69)	$6,103
Time and bareboat charter revenues	-	-	408	2,399
Voyage charter revenues	-	9	-	20
	-	9	339	8,522
Operating Expenses:
Voyage expenses	-	3	34	(426)
Vessel expenses	-	70	315	5,128
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	157	3,488
General and administrative	-	-	0	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	15,911
Total Operating Expenses	-	73	506	24,101
Income/(loss) from Vessel Operations	-	(65)	(167)	(15,579)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(65)	(167)	(15,579)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(65)	(167)	(15,579)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(65)	(167)	(15,579)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(65)	(167)	(15,579)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(65)	$(167)	$(15,579)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Rich Tanker Corporation		Rimar Chartering Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$130	$130	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	510	15,140	-	982
	640	15,725	-	982
Operating Expenses:
Voyage expenses	122	8,813	-	489
Vessel expenses	4	119	5	294
Charter hire expenses	413	8,134	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	539	17,065	5	1,489
Income/(loss) from Vessel Operations	101	(1,340)	(5)	(507)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	101	(1,340)	(5)	(507)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	101	(1,340)	(5)	(507)
Interest Expense	(205)	(205)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(104)	(1,545)	(5)	(507)
Reorganization Items, net	-	2,159	517	9,342
Income/(loss) before Income Taxes	(104)	(3,704)	(522)	(9,849)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(104)	$(3,704)	$(522)	$(9,849)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Rosalyn Tanker Corporation		Rosemar Limited
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$899	$11,872	$-	$-
Time and bareboat charter revenues	-	-	401	7,029
Voyage charter revenues	-	(1)	-	16
	899	11,871	401	7,045
Operating Expenses:
Voyage expenses	2	337	11	194
Vessel expenses	206	5,674	268	4,969
Charter hire expenses	-	-	-	-
Depreciation and amortization	256	4,719	152	3,808
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,026
Total Operating Expenses	464	10,731	431	26,998
Income/(loss) from Vessel Operations	435	1,140	(31)	(19,953)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	435	1,140	(31)	(19,953)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	435	1,140	(31)	(19,953)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	435	1,140	(31)	(19,953)
Reorganization Items, net	-	53	-	-
Income/(loss) before Income Taxes	435	1,087	(31)	(19,953)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$435	$1,087	$(31)	$(19,953)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Rubymar Limited		Sakura Transport Corp.
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$364	$10,171
Time and bareboat charter revenues	288	4,999	-	-
Voyage charter revenues	-	-	-	-
	288	4,999	364	10,171
Operating Expenses:
Voyage expenses	-	(10)	45	519
Vessel expenses	0	64	247	6,627
Charter hire expenses	-	-	-	-
Depreciation and amortization	152	3,691	270	5,462
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,563	-	-
Total Operating Expenses	152	20,308	562	12,608
Income/(loss) from Vessel Operations	136	(15,310)	(198)	(2,438)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	136	(15,310)	(198)	(2,438)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	136	(15,310)	(198)	(2,438)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	136	(15,310)	(198)	(2,438)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	136	(15,310)	(198)	(2,438)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$136	$(15,310)	$(198)	$(2,438)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	403	7,715	-	-
Voyage charter revenues	-	6	1,600	27,169
	403	7,721	1,600	27,169
Operating Expenses:
Voyage expenses	6	229	559	10,436
Vessel expenses	220	3,559	359	6,856
Charter hire expenses	-	-	-	-
Depreciation and amortization	143	3,304	166	3,278
General and administrative	-	0	17	311
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,279	-	-
Total Operating Expenses	369	26,371	1,101	20,881
Income/(loss) from Vessel Operations	34	(18,650)	499	6,287
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	34	(18,650)	499	6,287
Other Income/(expense)	(0)	(4)	-	-
Income/(loss) before Interest Expense and Income Taxes	34	(18,654)	499	6,287
Interest Expense	(773)	(787)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(739)	(19,440)	499	6,287
Reorganization Items, net	686	972	-	-
Income/(loss) before Income Taxes	(1,425)	(20,413)	499	6,287
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,425)	$(20,413)	$499	$6,287

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$5	$531	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	785	13,579	1,333	17,286
	790	14,110	1,333	19,338
Operating Expenses:
Voyage expenses	663	8,212	1,122	11,337
Vessel expenses	143	2,919	325	4,778
Charter hire expenses	188	3,513	-	-
Depreciation and amortization	17	325	139	2,744
General and administrative	-	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,011	14,969	1,587	18,859
Income/(loss) from Vessel Operations	(221)	(859)	(254)	479
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(221)	(859)	(254)	479
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(221)	(872)	(254)	479
Interest Expense	(296)	(296)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(517)	(1,168)	(254)	479
Reorganization Items, net	-	15,145	-	-
Income/(loss) before Income Taxes	(517)	(16,313)	(254)	479
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(517)	$(16,313)	$(254)	$479

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$2,004	$22	$7,492
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(21)	14,420	820	820
	(21)	16,424	842	8,312
Operating Expenses:
Voyage expenses	266	9,837	397	416
Vessel expenses	179	5,403	305	3,945
Charter hire expenses	-	-	188	4,435
Depreciation and amortization	318	6,125	32	487
General and administrative	70	149	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	832	21,513	921	9,284
Income/(loss) from Vessel Operations	(853)	(5,090)	(79)	(972)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(853)	(5,090)	(79)	(972)
Other Income/(expense)	-	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(853)	(5,090)	(79)	(985)
Interest Expense	(445)	(460)	(270)	(270)
Income/(loss) before Reorganization Items and Income Taxes	(1,299)	(5,549)	(349)	(1,256)
Reorganization Items, net	609	855	-	13,781
Income/(loss) before Income Taxes	(1,908)	(6,404)	(349)	(15,037)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,908)	$(6,404)	$(349)	$(15,037)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$581	$10,905	$87	$944
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	17	1,058	17,222
	581	10,922	1,145	20,052
Operating Expenses:
Voyage expenses	1	21	890	11,470
Vessel expenses	310	3,653	304	5,036
Charter hire expenses	-	-	-	-
Depreciation and amortization	160	3,844	148	2,750
General and administrative	-	0	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,981	-	-
Total Operating Expenses	471	24,500	1,341	19,256
Income/(loss) from Vessel Operations	110	(13,578)	(196)	796
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	110	(13,578)	(196)	796
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	110	(13,578)	(196)	796
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	110	(13,578)	(196)	796
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	110	(13,578)	(196)	796
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$110	$(13,578)	$(196)	$796

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Skopelos Product Tanker Corporation		Star Chartering Corporation
		November 14,		November 14,
		2012 - June 30,		2012 - June 30,
(000's)	June 1 - 30, 2014	2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$70	$70	$-	$-
Time and bareboat charter revenues	-	-	450	8,458
Voyage charter revenues	699	18,597	-	-
	769	18,666	450	8,458
Operating Expenses:
Voyage expenses	777	11,978	9	9
Vessel expenses	333	3,790	2	48
Charter hire expenses	-	-	450	8,459
Depreciation and amortization	110	2,149	-	-
General and administrative	0	0	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,220	17,918	462	8,517
Income/(loss) from Vessel Operations	(451)	749	(12)	(59)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(451)	749	(12)	(59)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(451)	749	(12)	(59)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(451)	749	(12)	(59)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(451)	749	(12)	(59)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(451)	$749	$(12)	$(59)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
		November 14,		November 14,
		2012 - June 30,		2012 - June 30,
(000's)	June 1 - 30, 2014	2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$16	$10,881	$8	$1,406
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	11	8,112	-	7
	27	18,993	8	1,414
Operating Expenses:
Voyage expenses	-	5,310	(355)	(661)
Vessel expenses	-	133	6	548
Charter hire expenses	-	16,577	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	60	1,470	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	60	23,490	(349)	1,651
Income/(loss) from Vessel Operations	(32)	(4,497)	357	(237)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(32)	(4,497)	357	(237)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(32)	(4,497)	357	(237)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(32)	(4,497)	357	(237)
Reorganization Items, net	-	-	1,723	37,763
Income/(loss) before Income Taxes	(32)	(4,497)	(1,366)	(38,000)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(32)	$(4,497)	$(1,366)	$(38,000)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.
		November 14,		November 14,
		2012 - June		2012 - June 30,
(000's)	June 1 - 30, 2014	30, 2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$-	$-	$561	$13,814
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	561	13,814
Operating Expenses:
Voyage expenses	-	-	65	521
Vessel expenses	-	-	254	5,612
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	262	5,247
General and administrative	-	-	-	0
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	581	11,381
Income/(loss) from Vessel Operations	-	-	(20)	2,433
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(20)	2,433
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(20)	2,433
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(20)	2,433
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(20)	2,433
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(20)	$2,433

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Transbulk Carriers, Inc.		Troy Chartering Corporation
		November 14,		November 14,
		2012 - June 30,		2012 - June 30,
(000's)	June 1 - 30, 2014	2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$-	$-	$2	$1,210
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	2	1,222
Operating Expenses:
Voyage expenses	-	-	-	42
Vessel expenses	(6)	(6)	(3)	459
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	(0)	(0)	-	1
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(7)	(7)	(3)	2,212
Income/(loss) from Vessel Operations	7	7	6	(990)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	7	7	6	(990)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	7	7	6	(990)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	7	7	6	(990)
Reorganization Items, net	-	-	1,778	38,972
Income/(loss) before Income Taxes	7	7	(1,773)	(39,962)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$7	$7	$(1,773)	$(39,962)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Troy Product Corporation		Urban Tanker Corporation
		November 14,		November 14,
		2012 - June		2012 - June 30,
(000's)	June 1 - 30, 2014	30, 2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$-	$-	$292	$8,122
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	292	8,114
Operating Expenses:
Voyage expenses	-	-	-	(27)
Vessel expenses	-	-	4	116
Charter hire expenses	-	-	413	8,231
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	417	8,319
Income/(loss) from Vessel Operations	-	-	(125)	(206)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(125)	(206)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(125)	(206)
Interest Expense	-	-	(336)	(336)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(461)	(542)
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	(461)	(4,625)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(461)	$(4,625)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Vega Tanker Corporation		View Tanker Corporation
		November 14,		November 14,
		2012 - June 30,		2012 - June 30,
(000's)	June 1 - 30, 2014	2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$-	$-	$160	$199
Time and bareboat charter revenues	-	-	-	4,689
Voyage charter revenues	-	-	658	7,081
	-	-	818	11,969
Operating Expenses:
Voyage expenses	-	-	119	3,694
Vessel expenses	-	79	14	126
Charter hire expenses	-	-	413	7,756
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	52
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	79	545	11,629
Income/(loss) from Vessel Operations	-	(79)	273	340
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(79)	273	340
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(79)	273	340
Interest Expense	-	-	(272)	(272)
Income/(loss) before Reorganization Items and Income Taxes	-	(79)	1	68
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	-	(79)	1	(3,036)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(79)	$1	$(3,036)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
		November 14,		November 14,
		2012 - June		2012 - June 30,
(000's)	June 1 - 30, 2014	30, 2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(5)	3,798
	-	-	(5)	3,798
Operating Expenses:
Voyage expenses	-	-	(2)	1,979
Vessel expenses	-	-	-	8
Charter hire expenses	-	-	-	1,831
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
Goodwill and intangible assets impairment charge	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(2)	3,817
Income/(loss) from Vessel Operations	-	-	(3)	(19)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(3)	(19)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(3)	(19)
Interest Expense	-	-	(300)	(300)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(303)	(320)
Reorganization Items, net	-	-	-	4,357
Income/(loss) before Income Taxes	-	-	(303)	(4,677)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(303)	$(4,677)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

			Combined
	Wind Aframax Tanker Corporation		Debtors
		November 14,		November 14,
		2012 - June 30,		2012 - June 30,
(000's)	June 1 - 30, 2014	2014	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$-	$-	$9,478	$278,855
Time and bareboat charter revenues	-	-	30,370	616,139
Voyage charter revenues	-	-	38,256	803,614
	-	-	78,105	1,698,609
Operating Expenses:
Voyage expenses	-	-	22,428	436,291
Vessel expenses	-	(0)	23,291	437,437
Charter hire expenses	-	10	13,085	347,078
Depreciation and amortization	-	-	13,491	283,435
General and administrative	-	-	5,456	115,895
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	-	-	(1,510)	641,600
Total Operating Expenses	-	10	76,239	2,278,030
Income/(loss) from Vessel Operations	-	(10)	1,866	(579,421)
Equity in Income/(loss) of Affiliated Companies	-	-	3,466	66,019
Operating Income/(loss)	-	(10)	5,331	(513,402)
Other Income/(expense)	-	-	(2,084)	(28,504)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	3,247	(541,906)
Interest Expense	-	-	(174,501)	(174,848)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	(171,254)	(716,754)
Reorganization Items, net	-	-	65,317	483,420
Income/(loss) before Income Taxes	-	(10)	(236,571)	(1,200,175)
Income Tax (Benefit)/Provision	-	-	(52,700)	(70,796)
Net Income/(Loss)	$-	$(10)	$(183,871)	$(1,129,379)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Eliminations		Consolidated Debtors
(000's)	June 1 - 30, 2014	November 14, 2012 - June 30, 2014	June 1 - 30, 2014	November 14, 2012 - June 30, 2014

Shipping Revenues:

Pool revenues	$-	$(1,554)	$9,478	$277,302
Time and bareboat charter revenues	-	(9,756)	30,370	606,383
Voyage charter revenues	-	-	38,256	803,614
	-	(11,310)	78,105	1,687,299
Operating Expenses:
Voyage expenses	-	-	22,428	436,291
Vessel expenses	-	-	23,291	437,437
Charter hire expenses	-	(11,310)	13,085	335,768
Depreciation and amortization	-	-	13,491	283,435
General and administrative	-	-	5,456	115,895
Goodwill and intangible assets impairment charge	-	-	-	16,293
(Gain)/loss on disposal of vessels, including impairments	1,517	1,517	7	643,117
Total Operating Expenses	1,517	(9,793)	77,755	2,268,236
Income/(loss) from Vessel Operations	(1,517)	(1,517)	350	(580,938)
Equity in Income/(loss) of Affiliated Companies	-	-	3,466	66,018
Operating Income/(loss)	(1,517)	(1,517)	3,815	(514,920)
Other Income/(expense)	-	-	(2,084)	(28,504)
Income/(loss) before Interest Expense and Income Taxes	(1,517)	(1,517)	1,731	(543,424)
Interest Expense	-	-	(174,501)	(174,849)
Income/(loss) before Reorganization Items and Income Taxes	(1,517)	(1,517)	(172,770)	(718,273)
Reorganization Items, net	-	-	65,317	483,420
Income/(loss) before Income Taxes	(1,517)	(1,517)	(238,087)	(1,201,693)
Income Tax (Benefit)/Provision	-	-	(52,700)	(70,796)
Net Income/(Loss)	$(1,517)	$(1,517)	$(185,387)	$(1,130,898)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Total
	Non-Debtors		Eliminations
		November 14,		November 14,
		2012 - June 30,		2012 - June
(000's)	June 1 - 30, 2014	2014	June 1 - 30, 2014	30, 2014

Shipping Revenues:

Pool revenues	$(54)	$121	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	0	(167)	-	-
	(54)	71	-	-
Operating Expenses:
Voyage expenses	-	(415)	-	-
Vessel expenses	98	419	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(116)	(1,346)	-	-
General and administrative	3,754	52,037	-	-
Goodwill and intangible assets impairment charge	-	(79)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	70	-	-
Total Operating Expenses	3,736	51,021	-	-
Income/(loss) from Vessel Operations	(3,790)	(50,950)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3,790)	(50,950)	-	-
Other Income/(expense)	2,110	29,867	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,679)	(21,083)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,679)	(21,082)	-	-
Reorganization Items, net	237	237	-	-
Income/(loss) before Income Taxes	(1,916)	(21,319)	-	-
Income Tax (Benefit)/Provision	11	4,174	-	-
Net Income/(Loss)	$(1,927)	$(25,493)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from June 1 - 30, 2014 and November 14, 2012 to June 30, 2014

	Consolidated Overseas Shipholding
	Group, Inc.
		November 14,
		2012 - June 30,
(000's)	June 1 - 30, 2014	2014

Shipping Revenues:

Pool revenues	$9,424	$277,422
Time and bareboat charter revenues	30,370	606,500
Voyage charter revenues	38,256	803,447
	78,050	1,687,369
Operating Expenses:
Voyage expenses	22,428	435,877
Vessel expenses	23,389	437,856
Charter hire expenses	13,085	336,103
Depreciation and amortization	13,374	282,088
General and administrative	9,209	167,932
Goodwill and intangible assets impairment charge	-	16,214
(Gain)/loss on disposal of vessels, including impairments	7	643,188
Total Operating Expenses	81,492	2,319,258
Income/(loss) from Vessel Operations	(3,442)	(631,889)
Equity in Income/(loss) of Affiliated Companies	3,466	66,018
Operating Income/(loss)	24	(565,871)
Other Income/(expense)	26	1,363
Income/(loss) before Interest Expense and Income Taxes	50	(564,508)
Interest Expense	(174,501)	(174,849)
Income/(loss) before Reorganization Items and Income Taxes	(174,451)	(739,357)
Reorganization Items, net	65,554	483,657
Income/(loss) before Income Taxes	(240,005)	(1,223,014)
Income Tax (Benefit)/Provision	(52,689)	(66,622)
Net Income/(Loss)	$(187,316)	$(1,156,392)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$3,20,126	$1,32,754	$3,986	$1,50,918	$46,300	$30,441	$-	$-	$-	$-
Voyage receivables	530	-	(990)	962	-	-	2,611	1,824	-	-
Other receivables, including income taxes recoverable	5,011	23,438	13,363	206	746	37	27	19	(1)	(1)
Inventory	-	-	-	-	-	-	-	4,302	-	-
Prepaid expenses and other current assets	16,696	6,892	(133)	-	-	-	75	215	18	152
Total Current Assets	3,42,364	1,63,083	16,227	1,52,086	47,046	30,478	2,713	6,360	18	151
Vessels and other property, less accumulated depreciation	-	-	-	1,030	-	-	50,585	46,301	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,477	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	1,030	-	-	52,797	47,778	-	-
Investments in Affiliated Companies	38	453	(2,998)	41,897	-	-	-	-	2,31,376	2,84,157
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	8,16,000	8,16,000	20,36,505	20,36,512	15,12,260	15,12,260	-	-	-	-
Intercompany loans receivable and accrued interest	2,67,376	2,77,025	1,80,732	1,49,980	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,31,328	3,52,780	3,39,231	3,39,233	9,86,889	9,86,888	16,336	16,336	2,59,313	2,59,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	14,87,388	14,98,820	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	762	-	24,205	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	35,511	-	59,475	-	56,135	-	1,048	-	-
Other Assets	0	9,174	6	5,427	237	5,538	21	(91)	-	-
Total Assets	$17,67,945	$16,65,133	$40,57,090	$43,08,664	$25,50,477	$25,95,345	$71,867	$71,431	$4,95,057	$5,47,972

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	3,05,396	-	5,081	55	3,877	1,150	3,019	-	-
Total Current Liabilities Not Subject to Compromise	8,019	3,05,396	-	5,081	55	3,877	1,150	3,019	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	80,790	-	53,860	-	502	-	-
Post-petition intercompany payables to non-debtors	-	-	-	32,510	-	5	-	575	-	-
Post-petition intercompany payables to other debtors	-	15,914	-	2,26,942	-	41,259	-	-	-	397
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	7,24,132	3,51,813	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	7,32,151	6,73,123	-	3,45,323	55	99,001	1,150	4,097	43	397

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	2,27,716	1,52,549	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	3,17,740	3,17,740	59,165	59,165	28,127	28,120	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	19,32,666	19,54,310	10,79,806	10,79,614	-	-	39	39
Other liabilities	20,18,557	22,02,723	509	542	2,210	3,683	47,035	48,135	-	-
Total Liabilities Subject to Compromise	20,60,968	22,59,470	24,78,631	24,25,142	11,91,215	11,42,495	75,161	76,255	56	56

Total Liabilities	27,93,118	29,32,593	24,78,631	27,70,466	11,91,270	12,41,497	76,311	80,351	99	453
(Deficit)/Equity:
Total Equity/(Deficit)	(10,25,174)	(12,67,460)	15,78,459	15,38,199	13,59,207	13,53,848	(4,444)	(8,920)	4,94,959	5,47,519
Total Liabilities and (Deficit)/Equity	$17,67,945	$16,65,133	$40,57,090	$43,08,664	$25,50,477	$25,95,345	$71,867	$71,431	$4,95,057	$5,47,972

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,373	153	1,363	2,957	-	(62)	-	2,562	1,529
Other receivables, including income taxes recoverable	11	35	(24)	79	2,741	-	131	-	6	(12)
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	60	21	76	528	-	-	-	388	90
Total Current Assets	1,579	1,468	150	1,518	6,226	-	69	-	2,995	1,608
Vessels and other property, less accumulated depreciation	34,822	14,630	34,750	14,917	228	-	-	-	51,954	47,058
Deferred drydock expenditures, net	674	863	401	870	1,800	-	-	-	1,747	980
Total Vessels, Deferred Drydock and Other Property	35,496	15,493	35,151	15,788	2,028	-	-	-	53,701	48,038
Investments in Affiliated Companies	300	300	600	300	-	-	-	-	601	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,583	-	1,459	-	5,042	-	-	-	8,975
Other Assets	(13)	(14)	0	(7)	55	-	-	-	(1)	(1)
Total Assets	$41,292	$23,761	$43,827	$26,983	$14,825	$11,558	$707	$638	$64,121	$65,446

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	145	708	177	116	-	-	-	41	538
Total Current Liabilities Not Subject to Compromise	44	145	708	177	116	-	-	-	41	538

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	305	-	1,136	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	7	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	450	708	1,313	116	-	-	7	41	538

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	20,257	19,883	20,257	-	13,946	-	-	-	-
Total Liabilities Subject to Compromise	26,940	27,314	27,811	28,185	29,620	43,566	147	147	6,325	6,325

Total Liabilities	26,984	27,763	28,519	29,498	29,736	43,566	147	154	6,366	6,863
(Deficit)/Equity:
Total Equity/(Deficit)	14,308	(4,003)	15,308	(2,515)	(14,912)	(32,008)	560	484	57,755	58,583
Total Liabilities and (Deficit)/Equity	$41,292	$23,761	$43,827	$26,983	$14,825	$11,558	$707	$638	$64,121	$65,446

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,195	(22)	-	1,480	1,616	270	1,247	455	-
Other receivables, including income taxes recoverable	14	64	-	-	20	167	(27)	285	3,779	4,038
Inventory	318	350	-	-	-	-	484	-	-	-
Prepaid expenses and other current assets	21	71	1,071	-	23	88	21	69	4,651	4,651
Total Current Assets	1,769	1,679	1,049	-	1,523	1,870	748	1,601	8,884	8,688
Vessels and other property, less accumulated depreciation	26,361	9,566	-	-	35,473	14,818	35,287	14,945	-	-
Deferred drydock expenditures, net	1,657	1,032	-	-	534	940	395	888	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	10,598	-	-	36,006	15,757	35,682	15,833	-	-
Investments in Affiliated Companies	-	-	-	-	600	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,160	-	1,323	-	2,157	-	2,554	-	448
Other Assets	33	(3)	-	-	(20)	(15)	(24)	3	-	-
Total Assets	$45,929	$31,543	$1,934	$2,208	$52,947	$34,907	$52,233	$35,819	$9,523	$9,776

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	360	4	29	928	349	469	903	57	113
Total Current Liabilities Not Subject to Compromise	374	360	4	29	928	349	469	903	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	678	-	946	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	360	4	29	928	1,027	469	1,849	57	113

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	20,257	19,950	20,257	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,872	37,731	38,038	1,997	1,997

Total Liabilities	17,787	17,774	844	868	37,426	37,899	38,200	39,887	2,053	2,110
(Deficit)/Equity:
Total Equity/(Deficit)	28,142	13,769	1,090	1,340	15,521	(2,991)	14,033	(4,068)	7,470	7,666
Total Liabilities and (Deficit)/Equity	$45,929	$31,543	$1,934	$2,208	$52,947	$34,907	$52,233	$35,819	$9,523	$9,776

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	-	1,578	1,320	330	-	1,936	928	1,699	901
Other receivables, including income taxes recoverable	15	-	6	21	26	-	2	796	(4)	625
Inventory	150	-	-	-	-	-	182	-	323	(0)
Prepaid expenses and other current assets	273	-	29	68	31	-	23	74	19	79
Total Current Assets	2,631	-	1,612	1,409	386	-	2,143	1,798	2,037	1,604
Vessels and other property, less accumulated depreciation	-	-	35,133	14,643	-	-	35,037	14,668	41,872	39,261
Deferred drydock expenditures, net	-	-	762	107	-	-	726	1,384	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	14,750	-	-	35,762	16,052	41,872	39,261
Investments in Affiliated Companies	-	-	300	300	-	-	-	600	-	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,126	-	4,299	-	334	-	3,206	-	6,219
Other Assets	-	-	(37)	-	-	-	(114)	-	2	-
Total Assets	$22,146	$21,641	$42,631	$25,618	$2,130	$2,078	$50,976	$34,840	$43,926	$47,400

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	0	42	203	-	-	571	1,972	63	257
Total Current Liabilities Not Subject to Compromise	478	0	42	203	-	-	571	1,972	63	257

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	548	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	0	42	750	-	-	571	1,972	63	257

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	2,505	19,883	20,257	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	25,513	28,093	28,467	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	25,514	28,135	29,217	1,193	1,193	10,616	12,016	42,851	43,045
(Deficit)/Equity:
Total Equity/(Deficit)	(1,340)	(3,873)	14,496	(3,599)	936	884	40,360	22,824	1,075	4,355
Total Liabilities and (Deficit)/Equity	$22,146	$21,641	$42,631	$25,618	$2,130	$2,078	$50,976	$34,840	$43,926	$47,400

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	-	3,187	3,874	171	-	-	1,051	697	-
Other receivables, including income taxes recoverable	-	-	28	74	(53)	-	-	76	13	-
Inventory	433	-	-	2,095	-	-	-	1,038	-	-
Prepaid expenses and other current assets	605	-	96	248	221	-	-	107	44	-
Total Current Assets	1,941	-	3,311	6,290	339	-	-	2,272	753	-
Vessels and other property, less accumulated depreciation	-	-	38,944	35,576	-	-	59,564	69,656	141	-
Deferred drydock expenditures, net	-	-	1,486	625	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	36,201	-	-	59,564	69,656	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,797	-	-	-	176	-	-	-	99
Other Assets	(9)	-	(37)	-	-	-	-	7	105	-
Total Assets	$24,241	$24,106	$56,032	$54,820	$1,611	$1,447	$81,926	$94,297	$11,345	$9,840

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	-	321	587	249	-	-	627	609	-
Total Current Liabilities Not Subject to Compromise	59	-	321	587	249	-	-	627	609	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,458	-	-	-	9,974	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	-	321	2,045	249	-	-	10,601	(245)	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	4,677	-	-	-	-	-	-	-	32,316
Total Liabilities Subject to Compromise	25,746	30,423	6,460	6,460	1,208	1,208	81,826	81,826	15,771	48,087

Total Liabilities	25,805	30,423	6,782	8,506	1,457	1,208	81,826	92,427	15,526	48,087
(Deficit)/Equity:
Total Equity/(Deficit)	(1,564)	(6,317)	49,250	46,314	154	239	100	1,870	(4,181)	(38,247)
Total Liabilities and (Deficit)/Equity	$24,241	$24,106	$56,032	$54,820	$1,611	$1,447	$81,926	$94,297	$11,345	$9,840

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	-	205	2	887	975	908	(0)
Other receivables, including income taxes recoverable	(3)	-	22	6	(9)	3	908	(24)	-	-
Inventory	-	-	-	-	-	-	344	1,232	752	-
Prepaid expenses and other current assets	-	-	47	79	33	104	54	139	3	-
Total Current Assets	707	-	264	85	230	109	2,194	2,323	1,662	(0)
Vessels and other property, less accumulated depreciation	-	-	36,005	16,328	37,294	16,996	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	1,578	306	1,454	789	553	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	17,907	37,600	18,450	22,935	5,596	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	453	-	710	-	391	-	3,473	-	2,218
Other Assets	(3)	-	-	-	(41)	-	14	(22)	-	-
Total Assets	$28,802	$28,550	$62,901	$44,975	$65,032	$46,193	$54,135	$40,360	$20,251	$20,807

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	-	461	664	489	820	651	1,438	19	1
Total Current Liabilities Not Subject to Compromise	279	-	461	664	489	820	651	1,438	19	1

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,435	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	-	461	664	489	820	651	2,873	19	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	4,383
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	28,613

Total Liabilities	48,289	47,990	20,811	21,013	21,242	21,573	24,169	26,391	24,249	28,614
(Deficit)/Equity:
Total Equity/(Deficit)	(19,488)	(19,440)	42,091	23,962	43,790	24,621	29,966	13,969	(3,998)	(7,808)
Total Liabilities and (Deficit)/Equity	$28,802	$28,550	$62,901	$44,975	$65,032	$46,193	$54,135	$40,360	$20,251	$20,807

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	65	1,991	1,381	90	-	-	-	758	905
Other receivables, including income taxes recoverable	11	24	-	-	-	-	-	-	4	153
Inventory	-	-	-	-	-	-	-	-	-	849
Prepaid expenses and other current assets	33	108	241	224	-	-	-	-	42	128
Total Current Assets	2,667	197	2,232	1,605	90	-	-	-	805	2,035
Vessels and other property, less accumulated depreciation	51,896	47,126	-	-	-	-	-	-	56,274	28,665
Deferred drydock expenditures, net	1,873	1,069	-	-	-	-	-	-	43	1,351
Total Vessels, Deferred Drydock and Other Property	53,768	48,194	-	-	-	-	-	-	56,317	30,016
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	7,673	-	737	-	129	-	-	-	630
Other Assets	(58)	68	-	-	-	-	-	-	(47)	(118)
Total Assets	$63,377	$62,520	$10,027	$10,136	$522	$560	$-	$-	$60,949	$36,438

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	586	-	-	-	-	-	-	660	727
Total Current Liabilities Not Subject to Compromise	102	586	-	-	-	-	-	-	660	727

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	3,259
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	586	493	-	-	-	-	-	660	3,986

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,649
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,914	10	10	-	-	36,791	37,658
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,437	111	111	-	-	44,446	45,308

Total Liabilities	6,431	6,916	12,015	14,437	111	111	-	-	45,105	49,294
(Deficit)/Equity:
Total Equity/(Deficit)	56,946	55,604	(1,989)	(4,301)	410	449	-	-	15,844	(12,856)
Total Liabilities and (Deficit)/Equity	$63,377	$62,520	$10,027	$10,136	$522	$560	$-	$-	$60,949	$36,438

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	-	1,711	-	2,422	-	243	-
Other receivables, including income taxes recoverable	(15)	-	687	-	883	-	44	-	373	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	-	409	-	479	-	-	-
Total Current Assets	(115)	-	4,721	-	3,003	-	2,945	-	616	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,114	-	1,418	-	2,759	-	289
Other Assets	-	-	(1)	-	(5)	-	-	-	51	-
Total Assets	$1,481	$1,596	$37,873	$36,266	$17,655	$16,074	$30,772	$30,585	$2,608	$2,229

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	285	-	-	-	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	285	-	-	-	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	105	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	105	285	-	-	-	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,341	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	0	-	380	-	44	-	334	-	-
Total Liabilities Subject to Compromise	1,337	1,341	28,300	27,993	18,441	17,609	23,673	23,683	1,881	1,508

Total Liabilities	1,337	1,446	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508
(Deficit)/Equity:
Total Equity/(Deficit)	144	150	9,288	8,274	(786)	(1,535)	6,999	6,903	727	721
Total Liabilities and (Deficit)/Equity	$1,481	$1,596	$37,873	$36,266	$17,655	$16,074	$30,772	$30,585	$2,608	$2,229

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	-	581	-	3,016	-	-	-	1,427	1,640
Other receivables, including income taxes recoverable	750	-	865	-	8	-	-	-	33	101
Inventory	-	-	-	-	-	-	-	-	-	955
Prepaid expenses and other current assets	-	-	(31)	-	511	-	-	-	46	132
Total Current Assets	1,997	-	1,415	-	3,534	-	-	-	1,506	2,827
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	21,267
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,012
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	22,279
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,222	-	470	-	2,257	-	-	-	2,180
Other Assets	-	-	0	-	26	23	-	-	85	88
Total Assets	$15,262	$14,487	$11,965	$11,021	$14,624	$11,439	$-	$-	$33,715	$34,544

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	-	162	-	-	-	119	373
Total Current Liabilities Not Subject to Compromise	-	-	7	-	162	-	-	-	119	373

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	-	162	-	-	-	119	373

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	15,769	12,505	11,677	26,406	26,407	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	213	-	-	-	33,750	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	15,982	12,505	11,677	26,407	60,158	-	-	32,833	32,833

Total Liabilities	16,475	15,982	12,512	11,677	26,569	60,158	-	-	32,952	33,206
(Deficit)/Equity:
Total Equity/(Deficit)	(1,213)	(1,495)	(547)	(657)	(11,944)	(48,718)	-	-	763	1,338
Total Liabilities and (Deficit)/Equity	$15,262	$14,487	$11,965	$11,021	$14,624	$11,439	$-	$-	$33,715	$34,544

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,192	22	-	287	-	2,635	3,365	924	358
Other receivables, including income taxes recoverable	73	285	-	-	0	-	7	69	53	-
Inventory	-	870	-	-	(0)	-	-	-	893	-
Prepaid expenses and other current assets	42	127	335	-	0	-	107	314	216	-
Total Current Assets	1,819	2,474	357	-	288	-	2,749	3,747	2,086	358
Vessels and other property, less accumulated depreciation	56,928	28,807	-	-	-	-	38,368	19,687	21,167	-
Deferred drydock expenditures, net	-	777	-	-	-	-	2,032	414	1,676	-
Total Vessels, Deferred Drydock and Other Property	56,928	29,584	-	-	-	-	40,401	20,101	22,843	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,222	-	-	-	-	-	848	-	13,155
Other Assets	108	(33)	-	-	-	-	421	(3)	107	-
Total Assets	$61,238	$36,629	$6,113	$5,755	$7,341	$7,053	$65,438	$46,560	$55,442	$43,920

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	2,223	2,054	-	995	-	525	304	65	21
Total Current Liabilities Not Subject to Compromise	423	2,223	2,054	-	995	-	525	304	65	21

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	748	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	981	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	908	-	732	-	-	-	1,864
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	3,952	2,054	908	995	732	525	304	65	1,885

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,407	22,491	22,528
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	37,658	-	-	-	-	-	-	-	0
Total Liabilities Subject to Compromise	44,432	45,298	8,117	8,117	5,815	5,815	11,383	11,417	25,923	25,960

Total Liabilities	44,854	49,250	10,170	9,025	6,810	6,547	11,908	11,721	25,988	27,845
(Deficit)/Equity:
Total Equity/(Deficit)	16,383	(12,621)	(4,058)	(3,269)	531	507	53,530	34,838	29,454	16,075
Total Liabilities and (Deficit)/Equity	$61,238	$36,629	$6,113	$5,755	$7,341	$7,053	$65,438	$46,560	$55,442	$43,920

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,191	2,099	3,172	1,818	-	1,564	-	5,877	7,994
Other receivables, including income taxes recoverable	179	7	0	38	25	-	-	-	75	433
Inventory	-	-	-	-	-	-	-	-	-	5,709
Prepaid expenses and other current assets	90	188	33	99	470	-	242	-	917	1,328
Total Current Assets	3,261	3,387	2,132	3,309	2,312	-	1,806	-	6,869	15,464
Vessels and other property, less accumulated depreciation	1,05,641	99,011	34,252	14,368	77	-	-	-	-	-
Deferred drydock expenditures, net	-	122	1,546	1,184	16	-	-	-	-	447
Total Vessels, Deferred Drydock and Other Property	1,05,641	99,133	35,798	15,553	93	-	-	-	-	447
Investments in Affiliated Companies	-	-	641	641	-	-	300	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,617	-	5,194	-	152	-	2,038	-	4,832
Other Assets	61	-	67	-	(185)	(20)	-	-	-	(25)
Total Assets	$1,74,942	$1,74,115	$57,955	$44,013	$13,551	$11,463	$8,594	$8,526	$22,274	$36,123

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	430	39	237	224	6	-	-	5	3,361
Total Current Liabilities Not Subject to Compromise	239	430	39	237	224	6	-	-	5	3,361

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	773	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	270	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	5,274
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	160
Total Liabilities Not Subject to Compromise	239	1,473	39	237	(1,402)	6	-	-	5	8,795

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	70,320	-	-	-	21,706	-	940	0	-
Total Liabilities Subject to Compromise	81,150	82,747	17,158	17,158	21,857	43,563	9,511	10,451	29,716	29,716

Total Liabilities	81,389	84,220	17,198	17,395	20,455	43,569	9,511	10,451	29,721	38,511
(Deficit)/Equity:
Total Equity/(Deficit)	93,553	89,895	40,757	26,617	(6,905)	(32,107)	(918)	(1,926)	(7,448)	(2,388)
Total Liabilities and (Deficit)/Equity	$1,74,942	$1,74,115	$57,955	$44,013	$13,551	$11,463	$8,594	$8,526	$22,274	$36,123

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	3,132	-	-	-	-	2,143	2,236	1,368	1,490
Other receivables, including income taxes recoverable	21	18	(19)	-	-	-	21	(2)	42	95
Inventory	-	-	-	-	-	-	524	446	216	552
Prepaid expenses and other current assets	29	85	0	-	-	-	240	276	263	84
Total Current Assets	2,116	3,235	(19)	-	-	-	2,928	2,955	1,889	2,221
Vessels and other property, less accumulated depreciation	35,721	14,720	-	-	-	-	982	694	35,080	32,809
Deferred drydock expenditures, net	1,321	875	-	-	-	-	164	679	-	80
Total Vessels, Deferred Drydock and Other Property	37,042	15,595	-	-	-	-	1,146	1,374	35,080	32,889
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,367	-	-	-	-	-	-	-	4,558
Other Assets	(34)	2	(198)	-	-	-	(22)	(1)	(20)	-
Total Assets	$78,326	$64,402	$27,112	$27,330	$10,114	$10,114	$17,441	$17,717	$55,771	$58,491

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	467	56	-	-	-	719	250	99	426
Total Current Liabilities Not Subject to Compromise	53	467	56	-	-	-	719	250	99	426

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	152	-	-	-	2,722	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	467	56	152	-	-	719	2,972	99	426

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	14,407	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	37,825	15,205	15,205

Total Liabilities	38,506	38,920	5,614	5,711	8,114	8,114	24,137	40,797	15,304	15,631
(Deficit)/Equity:
Total Equity/(Deficit)	39,820	25,482	21,498	21,619	2,000	2,000	(6,696)	(23,080)	40,468	42,860
Total Liabilities and (Deficit)/Equity	$78,326	$64,402	$27,112	$27,330	$10,114	$10,114	$17,441	$17,717	$55,771	$58,491

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	-	2,668	3,086	812	-	410	967	0	-
Other receivables, including income taxes recoverable	-	-	23	55	27	-	-	572	12	-
Inventory	259	-	479	-	206	-	52	-	-	-
Prepaid expenses and other current assets	273	-	27	107	246	-	(9)	74	-	-
Total Current Assets	3,397	-	3,198	3,247	1,290	-	454	1,612	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	33,125	199	-	23,904	6,173	-	-
Deferred drydock expenditures, net	-	-	-	93	3,322	-	482	587	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	33,218	3,521	-	24,386	6,760	0	-
Investments in Affiliated Companies	-	-	-	925	-	-	-	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,288	-	4,463	-	264	-	-	-	-
Other Assets	-	-	30	-	(26)	-	-	25	13	66
Total Assets	$22,868	$21,759	$65,649	$48,845	$13,253	$8,731	$48,847	$33,005	$56,818	$56,858

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	-	1,398	179	1,021	311	636	1,115	121	19
Total Current Liabilities Not Subject to Compromise	745	-	1,398	179	1,021	311	636	1,115	121	19

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	532	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	237	-	254
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	-	1,398	848	2,053	311	636	1,352	121	274

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	2,589	41,435	42,422	-	5,486	-	-	-	-
Total Liabilities Subject to Compromise	23,812	26,401	66,734	67,721	26,423	31,908	35,612	35,612	32,351	32,351

Total Liabilities	24,557	26,401	68,131	68,569	28,476	32,220	36,248	36,964	32,472	32,625
(Deficit)/Equity:
Total Equity/(Deficit)	(1,689)	(4,642)	(2,482)	(19,724)	(15,223)	(23,488)	12,600	(3,959)	24,346	24,233
Total Liabilities and (Deficit)/Equity	$22,868	$21,759	$65,649	$48,845	$13,253	$8,731	$48,847	$33,005	$56,818	$56,858

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,352	(430)	3,253	-	-	3,112	161	-	-
Other receivables, including income taxes recoverable	21	158	86	206	-	-	427	-	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	230	62	211	-	-	36	3	-	-
Total Current Assets	3,032	3,740	(282)	3,670	-	-	3,772	165	-	-
Vessels and other property, less accumulated depreciation	40,698	18,805	1,41,583	72,773	-	8,998	24,600	-	-	-
Deferred drydock expenditures, net	2,099	-	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	18,805	1,41,583	72,773	-	8,998	24,910	-	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,541	-	-	-	13,922	-	-
Other Assets	(2)	(0)	-	-	9	-	(216)	92	-	-
Total Assets	$57,181	$33,898	$1,44,970	$80,025	$108	$9,097	$68,802	$54,514	$953	$953

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	141	424	215	-	-	726	167	-	-
Total Current Liabilities Not Subject to Compromise	461	141	424	215	-	-	726	167	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	976	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	462	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	587	-	-	-	8,988	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	728	424	1,654	-	8,988	726	167	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	88,616	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	1,45,514	1,48,268	8	8	31,011	31,011	-	-

Total Liabilities	10,949	11,215	1,45,938	1,49,922	8	8,996	31,738	31,178	-	-
(Deficit)/Equity:
Total Equity/(Deficit)	46,232	22,683	(968)	(69,897)	100	101	37,064	23,336	953	953
Total Liabilities and (Deficit)/Equity	$57,181	$33,898	$1,44,970	$80,025	$108	$9,097	$68,802	$54,514	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	303	-	-	881	1,030
Other receivables, including income taxes recoverable	-	-	-	-	(12)	42	-	0	-	446
Inventory	-	-	-	-	733	356	-	-	55	620
Prepaid expenses and other current assets	-	-	-	-	25	80	-	12	24	26
Total Current Assets	-	-	-	-	1,824	781	-	13	959	2,122
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	39,607	34,414	61,859	47,429	44,188
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	59
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	39,607	34,414	61,859	47,429	44,248
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	8,161	-	-	-	10,625
Other Assets	-	-	-	-	-	-	-	-	-	14
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$48,548	$34,554	$62,011	$96,023	$104,625

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	12	-	-	114	1,140	-	100	277	576
Total Current Liabilities Not Subject to Compromise	-	12	-	-	114	1,140	-	100	277	576

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	16,595	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	12	-	-	114	1,140	-	27,496	277	576

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	158	7	7	42,173	43,199	34,454	61,950	74,566	74,865
(Deficit)/Equity:
Total Equity/(Deficit)	(531)	(543)	53,622	53,622	1,936	5,350	100	62	21,457	29,759
Total Liabilities and (Deficit)/Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$48,548	$34,554	$62,011	$96,023	$104,625

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	-	(234)	3,643	-	-	2,100	-	(20)	-
Other receivables, including income taxes recoverable	(5)	-	115	179	-	-	114	20	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	-	61	209	-	-	96	146	9	35
Total Current Assets	2,137	-	(57)	4,033	-	-	2,310	1,043	(11)	35
Vessels and other property, less accumulated depreciation	47	-	138,736	68,280	-	-	79,751	45,167	9,219	6,677
Deferred drydock expenditures, net	1,379	-	-	238	-	-	168	-	796	650
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	68,518	-	-	79,920	45,167	10,015	7,327
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	713	-	5,124	-	-	-	-	-	12,428
Other Assets	(41)	-	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,182	$142,957	$78,097	$-	$-	$167,097	$131,078	$37,244	$47,031

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	-	325	379	-	-	102	120	440	63
Total Current Liabilities Not Subject to Compromise	591	-	325	379	-	-	102	120	440	63

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	772	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	588	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	776	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	-	325	1,739	-	-	102	895	440	63

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,292	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	6,234	83,617	86,315	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	30,580	146,717	149,415	15	15	10,670	10,652	14,950	14,950

Total Liabilities	26,473	30,580	147,042	151,154	15	15	10,772	11,547	15,391	15,014
(Deficit)/Equity:
Total Equity/(Deficit)	(10,482)	(17,398)	(4,085)	(73,057)	(15)	(15)	156,325	119,531	21,853	32,017
Total Liabilities and (Deficit)/Equity	$15,991	$13,182	$142,957	$78,097	$-	$0	$167,097	$131,078	$37,244	$47,031

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	48	34	28	-	-	1,551	4	1,820	13
Other receivables, including income taxes recoverable	265	0	298	0	-	-	284	-	60	-
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	38	5	36	-	-	5	38	15	39
Total Current Assets	261	86	337	64	-	-	2,155	41	2,061	52
Vessels and other property, less accumulated depreciation	22,021	19,273	18,892	16,336	-	-	29,890	26,735	31,327	28,202
Deferred drydock expenditures, net	1,099	304	1,762	-	-	-	746	22	703	252
Total Vessels, Deferred Drydock and Other Property	23,121	19,576	20,653	16,336	-	-	30,636	26,757	32,030	28,454
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	14,762	-	15,764	-	-	-	27,773	-	35,411
Other Assets	19	323	-	-	-	-	17	-	(94)	(50)
Total Assets	$47,801	$59,146	$35,826	$47,000	$124	$124	$62,739	$84,503	$62,405	$92,275

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	810	398	968	-	-	1,084	1,445	20	33
Total Current Liabilities Not Subject to Compromise	464	810	398	968	-	-	1,084	1,445	20	33

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	11,288
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	810	398	968	-	-	1,084	1,445	20	11,322

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,969	9,349	9,920	124	124	9,867	10,228	10,090	21,392
(Deficit)/Equity:
Total Equity/(Deficit)	36,177	47,176	26,477	37,080	(0)	(0)	52,872	74,275	52,314	70,883
Total Liabilities and (Deficit)/Equity	$47,801	$59,146	$35,826	$47,000	$124	$124	$62,739	$84,503	$62,405	$92,275

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	28	1,600	23	-	-	-	-	-	-
Other receivables, including income taxes recoverable	276	-	328	3	247	55	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	36	5	36	5	36	-	-	-	-
Total Current Assets	350	64	2,211	62	252	91	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	12,774	18,995	15,910	21,186	17,681	-	-	-	-
Deferred drydock expenditures, net	1,102	1,545	1,152	527	1,870	968	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	14,319	20,147	16,437	23,056	18,649	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	13,833	-	21,128	-	17,276	-	-	-	-
Other Assets	-	(31)	(7)	(30)	-	-	-	-	532	771
Total Assets	$44,834	$55,562	$40,769	$56,014	$45,584	$58,292	$84	$84	$22,996	$23,235

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	77	386	363	1	39	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	77	386	363	1	39	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	77	386	363	1	39	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,549	2,312	2,288	6,050	6,087	-	-	6,232	6,254
(Deficit)/Equity:
Total Equity/(Deficit)	32,888	44,013	38,457	53,726	39,535	52,205	84	84	16,764	16,982
Total Liabilities and (Deficit)/Equity	$44,834	$55,562	$40,769	$56,014	$45,584	$58,292	$84	$84	$22,996	$23,235

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$287,184	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	287,184	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	803	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	57,117	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	99,592	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,702,044	$6,887	$6,887	$100	$100

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	34	-	13	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	34	-	13	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	741	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	355,225	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	356,000	-	13	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,178,070	6,899	6,912	-	-
(Deficit)/Equity:
Total Equity/(Deficit)	(79)	(79)	459	458	522,721	523,974	(13)	(26)	100	100
Total Liabilities and (Deficit)/Equity	$-	$-	$459	$459	$1,344,807	$1,702,044	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	4,672	-	-
Other receivables, including income taxes recoverable	26	26	-	-	10	10	63	167	-	-
Inventory	-	-	-	-	-	-	710	837	-	-
Prepaid expenses and other current assets	4	21	-	-	4	27	47	177	-	-
Total Current Assets	29	47	-	-	14	37	6,241	5,854	-	-
Vessels and other property, less accumulated depreciation	7,024	6,337	-	-	30,264	28,771	382,438	361,194	-	-
Deferred drydock expenditures, net	602	9	-	-	-	125	-	478	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,346	-	-	30,264	28,896	382,438	361,672	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	72,099	-	935
Other Assets	-	(1)	0	-	(2)	3	0	4	-	-
Total Assets	$10,091	$8,827	$1,070	$1,070	$32,339	$30,997	$508,278	$559,229	$1,272	$2,207

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	160	2	-	140	220	598	1,131	21	-
Total Current Liabilities Not Subject to Compromise	125	160	2	-	140	220	598	1,131	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	4,671	-	2	-	4,930	-	17,578	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	4,832	2	2	140	5,150	598	18,709	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	14,187	4,579	4,579	17,353	22,362	89,772	107,883	529	508
(Deficit)/Equity:
Total Equity/(Deficit)	611	(5,361)	(3,508)	(3,508)	14,986	8,635	418,506	451,346	743	1,698
Total Liabilities and (Deficit)/Equity	$10,091	$8,827	$1,070	$1,070	$32,339	$30,997	$508,278	$559,229	$1,272	$2,207

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$371	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	27	4	21	-	-	5	-
Total Current Assets	-	-	27	50	14	31	16	371	5	-
Vessels and other property, less accumulated depreciation	-	-	32,214	30,622	4,238	3,760	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	43	1,494	13	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	30,665	5,732	3,774	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	485
Other Assets	-	-	(30)	(15)	9	85	731	203	0	-
Total Assets	$-	$-	$32,280	$30,768	$8,895	$7,030	$10,999	$10,825	$2,312	$1,315

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	184	189	181	-	-	(7)	(0)
Total Current Liabilities Not Subject to Compromise	-	-	145	184	189	181	-	-	(7)	(0)

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	72	-	4,583	-	4,944	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	72	145	4,767	189	5,125	-	-	(7)	(0)

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	494	15,828	20,451	8,638	13,575	9,457	9,457	3,775	3,781
(Deficit)/Equity:
Total Equity/(Deficit)	(421)	(494)	16,452	10,318	257	(6,545)	1,541	1,368	(1,462)	(2,466)
Total Liabilities and (Deficit)/Equity	$-	$-	$32,280	$30,768	$8,895	$7,030	$10,999	$10,825	$2,312	$1,315

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$22,611
Voyage receivables	-	-	-	-	-	-	-	-	8,284	5,856
Other receivables, including income taxes recoverable	16	16	14	17	13	17	-	-	9,798	2,082
Inventory	-	-	-	-	-	-	-	-	2,227	1,018
Prepaid expenses and other current assets	4	21	4	21	4	21	-	-	1,623	650
Total Current Assets	20	37	18	38	17	37	-	-	25,433	32,218
Vessels and other property, less accumulated depreciation	3,802	3,297	6,615	5,964	2,897	2,284	-	-	4,340	2,571
Deferred drydock expenditures, net	848	314	311	114	1,219	518	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,611	6,926	6,078	4,116	2,802	-	-	4,340	2,571
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	-
Goodwill	-	-	-	-	-	-	-	-	8,101	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,998	-	-	-	1	-	5,154
Other Assets	(3)	(2)	0	1	(8)	0	(9)	-	-	-
Total Assets	$7,124	$6,105	$7,191	$12,362	$4,126	$2,841	$9,485	$9,495	$310,035	$304,913

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	198	270	177	134	177	(1)	-	3,384	3,435
Total Current Liabilities Not Subject to Compromise	143	198	270	177	134	177	(1)	-	3,384	3,435

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	4,990	-	11,208	-	5,132	-	-	-	11,228
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	5,189	270	11,385	134	5,309	(1)	-	3,384	14,664

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	125,361
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	850
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	292,487

Total Liabilities	8,896	13,942	7,210	18,326	7,447	12,623	10,798	10,799	298,174	307,150
(Deficit)/Equity:
Total Equity/(Deficit)	(1,772)	(7,837)	(19)	(5,964)	(3,321)	(9,782)	(1,313)	(1,304)	11,861	(2,237)
Total Liabilities and (Deficit)/Equity	$7,124	$6,105	$7,191	$12,362	$4,126	$2,841	$9,485	$9,495	$310,035	$304,913

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	-	-	18	10
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	20
Total Current Assets	-	-	-	-	-	-	-	-	21	30
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,255
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	89
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,344
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	494	-	-
Goodwill	-	-	1,567	-	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	20
Total Assets	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,300	$3,476	$2,412

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	198
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	198

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	72	-	-	-	4,764
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	72	-	-	167	4,962

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	494	120,341	120,341	6,999	11,793
(Deficit)/Equity:
Total Equity/(Deficit)	1	1	1,567	-	(422)	(494)	(15,930)	(16,041)	(3,523)	(9,381)
Total Liabilities and (Deficit)/Equity	$2,000	$2,000	$4,216	$2,650	$-	$-	$104,411	$104,300	$3,476	$2,412

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	25	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	192	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	7	-	-	-	-	-	-	-	-
Total Current Assets	6,311	224	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,108	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$27,811	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	531	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	531	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,539	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	2,070	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	321	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,331	-	-	8	8	8	8	1	-

Total Liabilities	37,517	39,402	-	-	8	8	8	8	1	-
(Deficit)/Equity:
Total Equity/(Deficit)	(9,427)	(11,591)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and (Deficit)/Equity	$28,090	$27,811	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$1,876	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	-	-	-	-	1,773	962	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	1,441	-	-
Total Current Assets	-	-	-	-	-	-	6,036	4,279	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	3,422	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	3,422	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	943	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(1,152)	-	-
Other Assets	-	-	-	-	-	-	117	514	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,510	$1,163	$1,163

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	12,393	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	12,393	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	44	-	-	-	52,764	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	607	-	-
Total Liabilities Not Subject to Compromise	-	-	4	44	-	-	10,341	65,764	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	12,506	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	381,853	1,075	1,075

Total Liabilities	16	16	205	245	370	370	403,675	447,617	1,075	1,075
(Deficit)/Equity:
Total Equity/(Deficit)	(16)	(16)	(140)	(181)	631	631	(190,740)	(232,107)	88	88
Total Liabilities and (Deficit)/Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,510	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	3	-	-	-	-	-	-
Other receivables, including income taxes recoverable	-	-	28	21	21	41	137	-	276	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	808	448	806	-	-	-	-
Total Current Assets	-	-	492	832	468	848	137	-	276	-
Vessels and other property, less accumulated depreciation	-	-	274	112	171	28	-	-	-	-
Deferred drydock expenditures, net	-	-	4	501	606	2,531	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	613	776	2,559	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	8,295	-	1,703	-	137	-	275
Other Assets	-	-	2,141	1,662	1,159	909	-	-	-	-
Total Assets	$2	$2	$45,329	$53,820	$42,695	$46,310	$451	$451	$4,744	$4,744

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	284	1,192	2,112	(0)	(0)	-	14
Total Current Liabilities Not Subject to Compromise	-	-	1,193	284	1,192	2,112	(0)	(0)	-	14

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	284	1,192	2,112	(0)	(0)	-	14

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	36,077	37,313	38,233	348	348	565	579
(Deficit)/Equity:
Total Equity/(Deficit)	0	0	8,343	17,743	5,382	8,077	103	103	4,179	4,165
Total Liabilities and (Deficit)/Equity	$2	$2	$45,329	$53,820	$42,695	$46,310	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	289	27	8	-	307	42	358	22	34	48
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	784	-	-	357	784	360	690	447	807
Total Current Assets	646	811	8	-	664	826	719	712	482	855
Vessels and other property, less accumulated depreciation	143	-	-	-	164	-	167	28	345	118
Deferred drydock expenditures, net	2,793	1,734	-	-	2,195	1,300	2,489	1,363	-	450
Total Vessels, Deferred Drydock and Other Property	2,936	1,734	-	-	2,359	1,300	2,656	1,392	345	568
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,673	-	59	-	2,811	-	2,645	-	5,482
Other Assets	601	397	-	-	588	471	921	693	2,138	1,643
Total Assets	$39,345	$40,810	$1,157	$1,209	$39,388	$41,185	$38,730	$39,876	$17,860	$23,444

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	651	-	-	1,268	657	1,881	608	1,207	2,090
Total Current Liabilities Not Subject to Compromise	990	651	-	-	1,268	657	1,881	608	1,207	2,090

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,417	-	-	5,458	6,514	5,016	6,542	-	-
Total Liabilities Not Subject to Compromise	6,865	7,068	-	-	6,726	7,171	6,897	7,151	1,207	2,090

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,524	932	932	38,788	39,232	40,280	40,534	9,755	10,639
(Deficit)/Equity:
Total Equity/(Deficit)	(944)	285	225	277	600	1,952	(1,551)	(658)	8,104	12,805
Total Liabilities and (Deficit)/Equity	$39,345	$40,810	$1,157	$1,209	$39,388	$41,185	$38,730	$39,876	$17,860	$23,444

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables, including income taxes recoverable	211	-	119	35	30	50	-	-	211	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	689	448	806	-	-	-	-
Total Current Assets	211	-	476	724	477	857	-	-	211	-
Vessels and other property, less accumulated depreciation	-	-	51	17	244	0	-	-	-	-
Deferred drydock expenditures, net	-	-	209	1,567	891	1,870	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	1,584	1,134	1,870	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	195	-	288	-	905	-	-	-	273
Other Assets	-	-	1,189	909	1,246	929	-	-	66	1
Total Assets	$3,928	$3,912	$43,418	$44,998	$42,113	$43,816	$383	$383	$875	$872

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	7	1,043	364	1,239	2,425	-	-	-	5
Total Current Liabilities Not Subject to Compromise	11	7	1,043	364	1,239	2,425	-	-	-	5

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	6,290	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	7	5,613	6,654	1,239	2,425	-	-	-	5

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	495	42,430	43,472	36,507	37,693	378	378	940	945
(Deficit)/Equity:
Total Equity/(Deficit)	3,430	3,418	987	1,526	5,606	6,123	4	4	(65)	(73)
Total Liabilities and (Deficit)/Equity	$3,928	$3,912	$43,418	$44,998	$42,113	$43,816	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	-
Other receivables, including income taxes recoverable	222	-	-	-	-	-	188	124	51	131
Inventory	-	-	-	-	-	-	-	-	-	683
Prepaid expenses and other current assets	-	-	-	-	7	-	36	90	443	810
Total Current Assets	222	-	-	-	7	-	436	213	504	1,624
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	227,189	219	176
Deferred drydock expenditures, net	-	-	-	-	-	-	235	491	-	296
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	227,680	219	472
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	62,433	-	-
Other Assets	-	-	-	-	-	-	88	89	3,469	12,228
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$386,846	$8,387	$18,518

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	7	-	-	5	-	3,003	5,145	1,186	276
Total Current Liabilities Not Subject to Compromise	18	7	-	-	5	-	3,003	5,145	1,186	276

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	4,261
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	7	-	-	5	-	3,003	5,145	1,186	4,536

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,257	7	7	6,025	6,021	161,573	163,715	8,052	11,403
(Deficit)/Equity:
Total Equity/(Deficit)	4,616	4,600	2	2	1,111,770	1,150,424	179,876	223,131	334	7,116
Total Liabilities and (Deficit)/Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$386,846	$8,387	$18,518

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,457	3,169	1,407	524	1,982	-	1,168	13
Other receivables, including income taxes recoverable	(30)	20	21	19	10	538	-	-	(5)	-
Inventory	-	-	-	-	421	-	248	-	359	-
Prepaid expenses and other current assets	358	693	29	76	27	77	282	-	282	-
Total Current Assets	328	714	2,507	3,264	1,865	1,139	2,512	-	1,804	13
Vessels and other property, less accumulated depreciation	9	5	35,337	14,685	24,544	8,773	-	-	-	-
Deferred drydock expenditures, net	309	1,946	1,450	854	1,497	963	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	1,951	36,787	15,539	26,041	9,736	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	9,289	-	5,962	-	2,525	-	1,611	-	792
Other Assets	1,584	1,220	-	47	(40)	23	(1)	-	(3)	-
Total Assets	$43,952	$54,895	$78,059	$63,578	$41,675	$27,232	$23,264	$22,363	$23,088	$22,091

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	437	373	450	67	843	84	0	438	0
Total Current Liabilities Not Subject to Compromise	1,050	437	373	450	67	843	84	0	438	0

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,896	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	6,333	373	450	67	843	84	0	438	0

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	6,218	-	5,949
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	30,387	25,450	31,399

Total Liabilities	34,280	35,485	37,700	37,777	14,586	15,362	24,252	30,387	25,888	31,399
(Deficit)/Equity:
Total Equity/(Deficit)	9,671	19,410	40,360	25,801	27,089	11,871	(989)	(8,024)	(2,800)	(9,308)
Total Liabilities and (Deficit)/Equity	$43,952	$54,895	$78,059	$63,578	$41,675	$27,232	$23,264	$22,363	$23,088	$22,091

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	979	2,779	2,017	598	-	3,110	3,577
Other receivables, including income taxes recoverable	11	-	(7)	35	9	717	53	-	21	2
Inventory	658	-	-	-	-	-	192	-	-	-
Prepaid expenses and other current assets	34	-	29	89	243	197	303	-	75	204
Total Current Assets	1,122	-	2,395	1,103	3,031	2,931	1,147	-	3,206	3,783
Vessels and other property, less accumulated depreciation	-	-	37,449	18,911	-	-	269	-	51,807	49,215
Deferred drydock expenditures, net	-	-	331	1,982	-	-	387	-	73	1,752
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	20,893	-	-	656	-	51,879	50,967
Investments in Affiliated Companies	-	-	414	-	-	600	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	629	-	3,124	-	-	-	-	-	1,542
Other Assets	3	-	(33)	33	-	-	(96)	-	(23)	(22)
Total Assets	$52,639	$52,143	$79,279	$63,877	$18,845	$19,345	$54,195	$52,488	$65,241	$66,449

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	-	59	236	367	861	350	1	301	149
Total Current Liabilities Not Subject to Compromise	431	-	59	236	367	861	350	1	301	149

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	271
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,049	-	1,576	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	-	59	236	878	1,910	4,633	1,577	301	420

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	-	-	-	-	3,172	-	11,198	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,715	57,566	68,764	6,407	6,407

Total Liabilities	71,941	71,510	33,236	33,413	20,420	24,624	62,199	70,341	6,707	6,827
(Deficit)/Equity:
Total Equity/(Deficit)	(19,302)	(19,367)	46,044	30,464	(1,576)	(5,280)	(8,004)	(17,853)	58,534	59,621
Total Liabilities and (Deficit)/Equity	$52,639	$52,143	$79,279	$63,877	$18,845	$19,345	$54,195	$52,488	$65,241	$66,449

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	-	66	240	2,925	3,476	226	-	364	2,839
Other receivables, including income taxes recoverable	11	44	445	-	61	33	33	59	-	351
Inventory	-	-	-	-	-	-	-	-	486	635
Prepaid expenses and other current assets	34	97	2	4	94	260	30	102	119	26
Total Current Assets	69	141	513	244	3,080	3,769	289	162	969	3,852
Vessels and other property, less accumulated depreciation	35,909	14,657	34,354	14,674	47,915	43,379	55,715	33,133	47,696	44,552
Deferred drydock expenditures, net	1,270	962	1,392	908	1,970	1,158	-	105	-	29
Total Vessels, Deferred Drydock and Other Property	37,179	15,619	35,746	15,582	49,885	44,537	55,715	33,238	47,696	44,581
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,786	-	4,469	-	2,042	-	3,921	-	8,095
Other Assets	(38)	6	-	-	(33)	(12)	(3)	-	-	(1)
Total Assets	$63,163	$43,506	$76,226	$60,262	$62,770	$60,174	$57,350	$38,670	$96,365	$104,227

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	543	652	(3)	260	101	438	498	30	1,604
Total Current Liabilities Not Subject to Compromise	247	543	652	(3)	260	101	438	498	30	1,604

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	588	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	543	652	(3)	260	101	438	1,208	30	1,604

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	42,414	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	57,936	74,364	74,364

Total Liabilities	25,166	25,462	30,955	30,300	9,212	9,053	57,394	59,144	74,394	75,969
(Deficit)/Equity:
Total Equity/(Deficit)	37,996	18,043	45,271	29,961	53,559	51,121	(44)	(20,475)	21,971	28,258
Total Liabilities and (Deficit)/Equity	$63,163	$43,506	$76,226	$60,262	$62,770	$60,174	$57,350	$38,670	$96,365	$104,227

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$0	$-	$-	$-	$-
Voyage receivables	1,537	468	1,417	2,132	1,727	434	1,549	1,926	2,047	3,099
Other receivables, including income taxes recoverable	(4)	10	16	73	10	(4)	3	55	(16)	31
Inventory	-	116	-	1,324	-	1,308	-	845	-	-
Prepaid expenses and other current assets	240	259	47	140	23	106	240	276	29	86
Total Current Assets	1,773	853	1,480	3,670	1,770	1,845	1,792	3,101	2,061	3,216
Vessels and other property, less accumulated depreciation	935	647	22,496	20,526	42,556	37,287	1,040	736	34,297	14,195
Deferred drydock expenditures, net	4	108	1,887	1,111	1,389	775	(0)	820	1,564	1,340
Total Vessels, Deferred Drydock and Other Property	938	755	24,384	21,637	43,945	38,062	1,040	1,557	35,861	15,535
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	831	-	1,298	-	1,036	-	-	-	5,647
Other Assets	10	(5)	66	311	(37)	(104)	15	2	(12)	(13)
Total Assets	$8,663	$8,376	$35,909	$36,895	$57,109	$52,270	$8,687	$10,500	$56,046	$42,523

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	682	220	728	1,282	381	44	625	57	112
Total Current Liabilities Not Subject to Compromise	45	682	220	728	1,282	381	44	625	57	112

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,691	-	0	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	2,212	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	682	220	728	1,282	2,073	44	2,837	57	112

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,973	19,866	19,877	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	15,385	-	0	36,851	37,614	-	14,052	-	-
Total Liabilities Subject to Compromise	11,884	27,269	34,990	34,989	62,866	63,640	12,130	26,182	14,750	14,750

Total Liabilities	11,929	27,950	35,210	35,716	64,147	65,712	12,174	29,019	14,807	14,862
(Deficit)/Equity:
Total Equity/(Deficit)	(3,266)	(19,574)	699	1,178	(7,038)	(13,443)	(3,487)	(18,518)	41,238	27,660
Total Liabilities and (Deficit)/Equity	$8,663	$8,376	$35,909	$36,895	$57,109	$52,270	$8,687	$10,500	$56,046	$42,523

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,457	1,715	585	19	-	14,133	182	1,692	-
Other receivables, including income taxes recoverable	6	241	33	518	-	-	522	63	26	-
Inventory	-	(0)	598	-	-	-	-	-	-	-
Prepaid expenses and other current assets	41	120	220	82	241	475	1,416	-	639	-
Total Current Assets	506	1,818	2,565	1,185	260	475	16,071	245	2,357	-
Vessels and other property, less accumulated depreciation	21,356	19,423	32,130	30,009	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	700	(2)	9	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	20,124	32,128	30,018	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	1,000	-	600	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,418	-	4,438	-	-	-	13,148	-	2,572
Other Assets	37	126	-	181	-	-	-	-	(20)	-
Total Assets	$31,690	$32,592	$54,673	$56,401	$9,116	$9,330	$55,012	$49,471	$15,042	$13,667

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	848	148	1,128	240	-	616	94	53	-
Total Current Liabilities Not Subject to Compromise	743	848	148	1,128	240	-	616	94	53	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	513	-	945	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	848	148	1,128	240	513	1,179	1,039	686	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	37,311
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	59,185

Total Liabilities	6,592	6,697	17,243	18,223	9,091	9,365	59,179	58,061	22,560	59,185
(Deficit)/Equity:
Total Equity/(Deficit)	25,098	25,894	37,429	38,178	24	(35)	(4,167)	(8,591)	(7,518)	(45,518)
Total Liabilities and (Deficit)/Equity	$31,690	$32,592	$54,673	$56,401	$9,116	$9,330	$55,012	$49,471	$15,042	$13,667

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 170 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,303	-	-	173	-	-	-
Other receivables, including income taxes recoverable	-	-	18	105	-	-	13	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	263	-	-	344	-	-	-
Total Current Assets	-	-	3,449	3,671	-	-	531	-	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	46,284	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,180	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	47,464	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	7,293	-	0	-	-	-	-
Other Assets	-	-	(6)	-	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$68,753	$295	$296	$31,953	$30,356	$58,765	$58,765

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	176	-	(6)	68	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	176	-	(6)	68	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	634	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	176	-	(6)	776	634	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	38,508	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,495	211	211	47,096	85,603	58,345	58,345

Total Liabilities	-	-	8,821	8,671	211	204	47,872	86,237	58,345	58,345
(Deficit)/Equity:
Total Equity/(Deficit)	105,125	105,125	57,649	60,082	85	91	(15,919)	(55,881)	420	420
Total Liabilities and (Deficit)/Equity	$105,125	$105,125	$66,470	$68,753	$295	$296	$31,953	$30,356	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 171 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,704	-	-	2,869	1,580	-	-	753	-
Other receivables, including income taxes recoverable	-	-	13	-	-	503	-	-	2	-
Inventory	-	-	-	-	-	-	-	-	169	-
Prepaid expenses and other current assets	243	230	-	-	186	366	-	-	272	-
Total Current Assets	1,817	1,934	13	-	3,055	2,448	-	-	1,196	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	300	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	515	-	-	-	622
Other Assets	(9)	-	87	-	54	(13)	-	-	-	-
Total Assets	$21,448	$21,575	$5,179	$5,080	$10,432	$10,573	$21,117	$21,117	$25,757	$25,182

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	0	20	-	764	244	-	-	549	-
Total Current Liabilities Not Subject to Compromise	27	0	20	-	764	244	-	-	549	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	72	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	0	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	73	20	-	1,275	244	-	-	549	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	5,206	-	-	-	4,209	-	-	-	4,651
Total Liabilities Subject to Compromise	23,604	28,810	2,136	2,136	11,440	15,648	14,490	14,490	25,618	30,269

Total Liabilities	24,131	28,883	2,156	2,136	12,715	15,892	14,490	14,490	26,167	30,269
(Deficit)/Equity:
Total Equity/(Deficit)	(2,683)	(7,308)	3,023	2,944	(2,283)	(5,319)	6,627	6,627	(410)	(5,087)
Total Liabilities and (Deficit)/Equity	$21,448	$21,575	$5,179	$5,080	$10,432	$10,573	$21,117	$21,117	$25,757	$25,182

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 172 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$626,160	$-	$-	$398,725	$626,160
Voyage receivables	-	-	168,830	110,481	-	-	168,830	110,481
Other receivables, including income taxes recoverable	10	-	48,974	40,374	-	-	48,974	40,374
Inventory	-	-	14,150	27,018	-	-	14,150	27,018
Prepaid expenses and other current assets	-	-	46,596	31,500	-	-	46,596	31,500
Total Current Assets	10	-	677,274	835,532	-	-	677,274	835,533
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,314,395	1	(1,516)	3,147,915	2,312,879
Deferred drydock expenditures, net	-	-	73,898	56,515	-	-	73,898	56,515
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,370,911	1	(1,516)	3,221,813	2,369,394
Investments in Affiliated Companies	-	-	247,664	336,841	-	-	247,664	336,841
Intangible Assets, less accumulated amortization	-	-	72,413	57,611	-	-	72,413	57,611
Goodwill	-	-	9,668	-	-	-	9,668	-
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	427,005	(359,840)	(383,342)	88,268	43,663
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	2,233,518	2,244,406
Post-petition intercompany receivables from non-debtors	-	-	-	24,967	-	-	-	24,967
Post-petition Intercompany receivables from debtors	-	-	-	842,901	-	(842,901)	-	-
Other Assets	-	-	16,704	43,680	30	2,029	16,734	45,709
Total Assets	$61	$51	$18,202,977	$18,533,182	$(11,487,710)	$(12,427,138)	$6,715,267	$6,106,045

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	388,654	62	2,062	73,689	390,714
Total Current Liabilities Not Subject to Compromise	0	-	73,627	388,654	62	2,062	73,689	390,714

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	149,480	-	(149,480)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	46,088	-	-	-	46,088
Post-petition intercompany payables to other debtors	-	-	-	842,901	-	(842,901)	-	(0)
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	384,240	-	-	752,534	384,243
Total Liabilities Not Subject to Compromise	0	-	831,618	1,811,362	62	(990,319)	831,680	821,044

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,319
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,587	-	-	2,142,541	2,136,587
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	3,106,057	-	1	2,623,588	3,106,055
Total Liabilities Subject to Compromise	-	-	10,986,149	11,371,370	(6,203,536)	(6,112,408)	4,782,613	5,258,961

Total Liabilities	0	-	11,817,768	13,182,732	(6,203,474)	(7,102,726)	5,614,294	6,080,005
(Deficit)/Equity:
Total Equity/(Deficit)	61	51	6,385,210	5,350,450	(5,284,236)	(5,324,410)	1,100,973	26,041
Total Liabilities and (Deficit)/Equity	$61	$51	$18,202,977	$18,533,183	$(11,487,710)	$(12,427,138)	$6,715,267	$6,106,045

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 173 of 174

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and June 30, 2014

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000's)	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014	November 13, 2012	June 30, 2014
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$18,745	$-	$-	$477,973	$644,905
Voyage receivables	2,923	1,746	-	-	171,753	112,227
Other receivables, including income taxes recoverable	10,321	9,689	-	(7,459)	59,295	42,604
Inventory	-	-	-	-	14,150	27,018
Prepaid expenses and other current assets	40	536	-	(2,241)	46,636	29,796
Total Current Assets	92,533	30,717	-	(9,700)	769,807	856,550
Vessels and other property, less accumulated depreciation	(12,092)	(10,861)	-	1	3,135,823	2,302,017
Deferred drydock expenditures, net	-	-	-	-	73,898	56,515
Total Vessels, Deferred Drydock and Other Property	(12,092)	(10,861)	-	1	3,209,721	2,358,532
Investments in Affiliated Companies	300	-	-	-	247,964	336,841
Intangible Assets, less accumulated amortization	242	214	-	-	72,655	57,825
Goodwill	(79)	-	-	-	9,589	-
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,318	(104,752)	(59,980)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,136,587	(2,142,541)	(2,136,587)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	0	-	(24,967)	-	-
Post-petition Intercompany receivables from debtors	-	46,088	-	(46,088)	-	-
Other Assets	(271)	(24)	-	-	16,464	45,686
Total Assets	$2,239,657	$2,219,038	$(4,628,725)	$(4,669,647)	$4,326,200	$3,655,434

LIABILITIES AND (DEFICIT)/EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	28,201	-	(9,698)	93,170	409,218
Total Current Liabilities Not Subject to Compromise	19,478	28,201	-	(9,698)	93,170	409,218

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	43,663	(88,268)	(43,663)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(46,088)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,269,373	(2,233,518)	(2,269,373)	-	(0)
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	11,771	-	(2)	758,736	396,011
Total Liabilities Not Subject to Compromise	2,347,466	2,353,008	(2,321,786)	(2,368,823)	857,363	805,229

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,319)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,136,587)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,623,588	3,106,056
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,152,906)	2,623,588	3,106,056

Total Liabilities	2,347,466	2,353,008	(4,480,811)	(4,521,729)	3,480,951	3,911,285
(Deficit)/Equity:
Total Equity/(Deficit)	(107,809)	(133,971)	(147,914)	(147,920)	845,249	(255,851)
Total Liabilities and (Deficit)/Equity	$2,239,657	$2,219,038	$(4,628,725)	$(4,669,647)	$4,326,200	$3,655,434

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 174 of 174